As filed with the  Securities  and  Exchange  Commission  on April 30, 1998.
                                                      Registration No. 333-25057

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                         POST-EFFECTIVE AMENDMENT NO. 1
         TO THE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                              (Exact Name of Trust)

                        NORTHBROOK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                3100 SANDERS ROAD
                              NORTHBROOK, IL 60062
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                            MICHAEL J. VELOTTA, ESQ.
                        NORTHBROOK LIFE INSURANCE COMPANY
                                3100 SANDERS ROAD
                              NORTHBROOK, IL 60062
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

COPIES TO:
RICHARD T. CHOI, ESQ.                                 CHRISTINE A. EDWARDS, ESQ.
FREEDMAN, LEVY KROLL & SIMONDS                        DEAN WITTER REYNOLDS INC.
1050 CONNECTICUT AVE., N.W.                           TWO WORLD TRADE CENTER
SUITE 825                                             NEW YORK, N.Y. 10048
WASHINGTON, D.C. 20036



              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                             (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (date) pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 /X/ on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Securities being offered - interests in Northbrook Life Variable Life Separate Account A of Northbrook Life Insurance Company under modified single premium variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

            RECONCILIATION AND TIE BETWEEN FORM N-8B-2 and PROSPECTUS


ITEM NO. OF
FORM N-8B-2         CAPTION IN PROSPECTUS
---------------     ---------------------
1.                  Cover Page
2.                  Cover Page; Additional Information about the Company
3.                  Not applicable
4.                  The Company;  Distribution of the Contracts
5.                  The Variable Account - General
6.                  The Variable  Account - General
7.                  Not  required by Form S-6
8.                  Not required by Form S-6
9.                  Legal Proceedings
10.                 Summary;  The Variable Account - Fund; The Contract -
                    Application for a Contract; Contract Benefits and Rights; Other Matters - Voting Rights, Dividends
11.                 Summary;  The Variable Account - Fund
12.                 Summary; The Variable Account - Fund
13.                 Summary; Deductions and Charges; Distribution of the
                    Contracts;  Federal  Tax  Matters
14.                 The  Contract -  Application  for a Contract, Premiums,
                    Allocation of Premiums
15.                 Summary; The Contract - Premiums, Allocation  of  Premiums
16.                 The  Variable  Account - Fund; The Contract - Allocation
                    of  Premiums
17.                 Summary;  Contract  Benefits  and Rights - Amount Payable
                    on Surrender of the  Contract,  Partial  Withdrawals,
                    Cancellation  and Exchange Rights
18.                 The Variable Account; The Contract - Allocation of Premiums;
                    Deductions  and Charges;  Federal Tax Matters
19.                 Other  Matters - Statements to Contract Owners
20.                 Not applicable
21.                 Contract  Benefits and Rights - Contract Loans; Contract
                    Benefits and Rights - Suspension of Valuation, Payments and Transfers
22.                 Not  applicable
23.                 Safekeeping  of Variable  Account's  Assets; Additional
                    Information  about the Company
24.                 Contract  Benefits  and Rights - Transfer of Account Value;
                    Other Matters
25.                 The Company
26.                 Not applicable
27.                 The Company; Additional Information about the Company
28.                 Executive Officers and Directors of the Company
29.                 The Company
30.                 Not applicable
31.                 Not applicable
32.                 Not applicable
33.                 Not applicable
34.                 Not applicable
35.                 The Company; Distribution  of the Contracts
36.                 Not required by Form S-6
37.                 Not applicable
38.                 Distribution of the Contracts
39.                 The Company; Distribution of the Contracts
40.                 Not applicable
41.                 The Company;  Distribution  of the  Contracts
42.                 Not applicable
43.                 Not applicable
44.                 The Contract - Allocation of Premiums, Accumulation
                    Unit Value; Contract Benefits and Rights - Account Value;
                    Deductions  and Charges
45.                 Not applicable
46.                 Contract Benefits and Rights - Account Value, Amount
                    Payable on Surrender of the Contract, Partial Withdrawals;
                    Deductions and Charges
47.                 Not applicable
48.                 Cover Page; The Company
49.                 Not applicable
50.                 The Variable  Account - General
51.                 Summary; The Company; The Contract; Contract Benefits and
                    Rights; Other Matters; Federal Tax Matters
52.                 The Variable Account - Fund, Investment Adviser
53.                 Summary; Federal Tax Matters
54.                 Not applicable
55.                 Not applicable
56.                 Not required by Form S-6
57.                 Not required by Form S-6
58.                 Not required by Form S-6
59.                 Not required by Form S-6

                        NORTHBROOK LIFE INSURANCE COMPANY

                             MODIFIED SINGLE PREMIUM
                        VARIABLE LIFE INSURANCE CONTRACT
                                3100 SANDERS ROAD
                              NORTHBROOK, IL 60062

                            TELEPHONE (800) 654-2397

This prospectus describes the "Dean Witter Variable Life," a modified single premium variable life insurance contract ("Contract") offered by Northbrook Life Insurance Company (the "Company") for prospective insured persons age 0-85. The Contract lets the Contract Owner pay a significant single premium and, subject to restrictions, additional premiums.

The Contracts are modified endowment contracts for federal income tax purposes, except in certain cases described under "Federal Tax Matters," page __. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% PENALTY, WITH CERTAIN EXCEPTIONS.

The minimum initial premium the Company will accept is $10,000. Premiums are allocated to Northbrook Life Variable Life Separate Account A ("Variable Account"). The Variable Account invests exclusively in shares of the Dean Witter Variable Investment Series (the "Fund"), a mutual fund managed by Dean Witter InterCapital Inc., a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

The Fund has thirteen available Portfolios: (1) Money Market (2) Quality Income Plus (3) High Yield (4) Utilities (5) Income Builder (6) Dividend Growth (7) Capital Growth (8) Global Dividend Growth (9) European Growth (10) Pacific Growth (11) Capital Appreciation (12) Equity and (13) Strategist.

There is no guaranteed minimum Account Value for a Contract. The Account Value of a Contract will vary up or down to reflect the investment experience of the Portfolios to which premiums have been allocated. The Contract Owner bears the investment risk for all amounts so allocated. The Contract continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Contract ("Monthly Deduction Amount").

The Contracts provide for an Initial Death Benefit shown on the Contract Data page. The death benefit ("Death Benefit") payable under a Contract may be greater than the Initial Death Benefit but so long as the Contract continues in effect, if no withdrawals or loans are made, will never be less than the Initial Death Benefit. The Account Value will, and under certain circumstances the Death Benefit of the Contract may, increase or decrease based on the investment experience of the Portfolios to which premiums have been allocated. At the death of the Insured, we will pay a Death Benefit to the beneficiary.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE FUND WHICH CONTAINS A FULL DESCRIPTION OF THE PORTFOLIOS. THE PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY, ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.




                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                The Contracts may not be available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                TABLE OF CONTENTS

                                                                        Page
Summary
Special Terms
The Company
The Variable Account
   General
   Fund
The Contract
   Application for a Contract
   Premiums
   Allocation of Premiums
   Accumulation Unit Values
Deductions and Charges
   Monthly Deductions
       Cost of Insurance Charge
       Tax Expense Charge
       Administrative Expense Charge
   Other Deductions
       Mortality and Expense Risk Charge
       Annual Maintenance Fee
       Taxes Charged Against the Variable Account
       Charges Against the Fund
       Withdrawal Charge
       Due and Unpaid Premium Tax Charge
Contract Benefits and Rights
   Death Benefit
   Accelerated Death Benefit
   Account Value
   Transfer of Account Value
   Dollar Cost Averaging
   Contract Loans
   Amount Payable on Surrender of the Contract
   Partial Withdrawals
   Maturity
   Lapse and Reinstatement
   Cancellation and Exchange Rights
   Confinement Waiver Benefit
   Suspension of Valuation, Payments and Transfers
   Last Survivor Contracts
Other Matters
   Voting Rights
   Statements to Contract Owners
   Limit on Right to Contest
   Misstatement as to Age and Sex
   Payment Options
Beneficiary
Assignment
Dividends
Executive Officers and Directors of the Company
Distribution of the Contracts
Safekeeping of the Variable Account's Assets
Federal Tax Matters
   Introduction
   Taxation of the Company and the Variable Account
   Taxation of Contract Benefits
   Modified Endowment Contracts
   Diversification Requirements
   Ownership Treatment
   Policy Loan Interest
Additional Information About the Company
Legal Proceedings
Legal Matters
Registration Statement
Experts
Financial Information
Financial Statements                                                    F-1

SUMMARY


NOTE: A GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS APPEARS AT PAGE __, IMMEDIATELY FOLLOWING THIS SUMMARY.

THE CONTRACT

The Contracts are life insurance contracts with death benefits, cash values, and other traditional life insurance features. The Contracts are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will increase or decrease based on the investment experience of the investment Portfolios of the Fund to which premiums have been allocated. Similarly, the Death Benefit may increase or decrease under some circumstances, but so long as the Contract remains in effect it will not decrease below the Initial Death Benefit if no withdrawals or loans are made. The Contracts are credited with units ("Accumulation Units") to calculate cash values. The Contract Owner may transfer the Account Value among the Variable Account's underlying investment Portfolios.

The Contracts can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Contracts operate differently from single life Contracts, see "Last Survivor Contracts," page __.

In some states, the Contracts may be issued in the form of a group Contract. In those states, certificates will be issued evidencing a purchaser's rights under the group Contract. The terms "Contract" and "Contract Owner", as used in this Prospectus, refer to and include such a certificate and certificate owner, respectively.

THE VARIABLE ACCOUNT AND THE FUND

The Variable Account funds the variable life insurance Contracts offered by this prospectus. The Variable Account is a unit investment trust registered as such under the Investment Company Act of 1940. It consists of multiple sub-accounts ("Variable Sub-Accounts"), each investing in a corresponding Portfolio.

Applicants should read the prospectus for the Fund in connection with the purchase of a Contract. The investment objectives of the Portfolios are briefly summarized below under "Fund," page __.

The Variable Account invests in shares of the Dean Witter Variable Investment Series (the "Fund"). The Fund has thirteen available Portfolios: (1) Money Market (2) Quality Income Plus (3) High Yield (4) Utilities (5) Income Builder
(6) Dividend Growth (7) Capital Growth (8) Global Dividend Growth (9) European Growth (10) Pacific Growth (11) Capital Appreciation (12) Equity and (13) Strategist.

The assets of each Portfolio are accounted for separately from the other Portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectus for the Fund.

PREMIUMS

The Contract requires the Contract Owner to pay an initial premium of at least $10,000. Additional premium payments may be made at any time, subject to the following conditions:

     -    only one payment is allowed in any Contract Year;

     -    the minimum payment is $500;

     -    the attained age of the insured must be less than age 91; and

     - absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

THE COMPANY RESERVES THE RIGHT TO OBTAIN SATISFACTORY EVIDENCE OF INSURABILITY BEFORE ACCEPTING ANY ADDITIONAL PREMIUM PAYMENTS REQUIRING AN INCREASE IN SPECIFIED AMOUNT. WE ALSO RESERVE THE RIGHT TO REJECT AN ADDITIONAL PREMIUM PAYMENT FOR ANY REASON.

Additional premium payments may require an increase in the Specified Amount in order for the Contract to meet the definition of a life insurance contract under the Internal Revenue Code. Additional Premiums may also be paid at any time and in any amount necessary to avoid termination of the Contract.


DEATH BENEFIT

At the death of the Insured while the Contract is in force, we will pay the Death Benefit (less any Indebtedness and certain due and unpaid Monthly Deduction Amounts) to the beneficiary. The Death Benefit determined on the date of the Insured's death is the greater of (1) the Specified Amount, or (2) the Account Value multiplied by the death benefit ratio as found in the Contract. See "Contract Benefits and Rights--Death Benefit," page __.

ACCOUNT VALUE

The Account Value of the Contract will increase or decrease to reflect (1) the investment experience of the Fund Portfolios underlying the Variable Sub-Account to which Account Value is allocated, and (2) deductions for the mortality and expense risk charge, the Monthly Deduction Amount, and the annual maintenance fee. There is no minimum guaranteed Account Value and the Contract Owner bears the risk of the investment in the Fund Portfolios. See "Contract Benefits and Rights - Account Value," page __.

CONTRACT LOANS

A Contract Owner may obtain one or both of two types of cash loans from the Company. Both types of loans are secured by the Contract. The maximum amount available for such loans is 90% of the Contract's Cash Value, less the amount of all loans existing on the date of the loan request (including loan interest to the next Contract Anniversary), less any annual maintenance fee due on or before the next Contract Anniversary, and less any due and unpaid Monthly Deduction Amounts. See "Contract Benefits and Rights--Contract Loans," page __.

LAPSE

Under certain circumstances a Contract may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. The Company will give written notice to the Contract Owner and a 61 day grace period during which additional amounts may be paid to continue the Contract. See "Contract Benefits and Rights - Contract Loans," page __ and "Lapse and Reinstatement," page __.

CANCELLATION AND EXCHANGE RIGHTS

A Contract Owner has a limited right to return his or her Contract for cancellation. This right to return exists during the free-look period. The free-look period is a number of days (which varies by state) as specified in your Contract. If the Contract Owner returns the Contract for cancellation, by mail or hand delivery, to the Account Executive who sold the Contract, within the free-look period following delivery of the Contract to the Contract Owner, the Company will return to the Contract Owner within 7 days thereafter the premiums paid for the Contract adjusted to reflect any investment gain or loss resulting from allocation to the Variable Account prior to the date of cancellation, unless state law requires a return of premium without such adjustments. In those states where the Company is required to return the premiums paid upon a free-look of the Contract and where it has been approved by the state, the Company reserves the right to allocate all premium payments made prior to the expiration of the free-look period to the Money Market sub-account of the Variable Account.

In addition, once the Contract is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Contract Benefits and Rights - Cancellation and Exchange Rights," page __.

TAX CONSEQUENCES

The current Federal tax law generally excludes all death benefit payments from the gross income of the Contract beneficiary. The Contracts generally will be treated as modified endowment contracts. This status does not affect the Contracts' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Contract (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Matters," page __.

PERSONALIZED ILLUSTRATIONS

The Company will furnish, upon request and at no charge, a personalized illustration reflecting the proposed Insured's age, sex, and underwriting classification. Where applicable, the Company will also furnish upon request an illustration for a Contract that is not affected by the sex of the Insured. Personalized illustrations provided by the Company upon request will be based, as appropriate, on the methodology and format of the hypothetical illustrations that the Company has included in its registration statement for the Contracts. See "Registration Statement," page __, for further information.

Fees and Expenses

The following tables are designed to help you understand the various fees and expenses that you will bear, directly or indirectly, as a Contract owner. The first table describes the Contract charges and deductions you will directly bear under the Contracts. The second table describes the fees and expenses of the Fund Portfolios you will indirectly bear when you invest in the Contracts. For further information, see "Deductions and Charges" on page ___ .

                         CONTRACT CHARGES AND DEDUCTIONS

Account Value Charges (deducted monthly and shown as an annualized percentage of Account Value):(1)

                                          Current(2)                                 Maximum
                                          ----------                                 -------

   Cost of Insurance Charge............   Single Life                                Single Life
                                          -----------                                -----------
                                          Standard  - 0.65% (Contract Years 1-10)    Standard-Ranges from $0.06 per $1,000 of net
                                                    - 0.55% (Contract Years 11+)     amount at risk (younger ages) up to $82.50 per
                                                                                     $1,000 of net amount at risk (age 99)

                                          Special   -1.00% (Contract Years 1-10)     Special-Ranges from $0.12 per $1,000 of net
                                                    -0.90% (Contract Yaers 11+)      amount at risk Contract Years up to $82.92
                                                                                     (age 99).

                                          Joint Life                                 Joint Life
                                          ----------                                 ----------
                                          Standard  -0.30% (Contract Years 1-10)     Standard-Ranges from $0.00015 per $1,000 of net
                                                    -0.20% (Contract Years 11+)      amount at risk (younger ages) up to $61.995
                                                                                     per $1,000 of net amount at risk (age 99)

                                          Special   -0.65% (Contract  Years 1-10)    Special-Ranges from $0.00061 per $1,000 of net
                                                    -0.55% (Contract Years 11+)      amount at risk (younger ages) up to $78.71083
                                                                                     (age 99).


   Administrative Expense Charge........  0.25%
   Tax Expense Charge...................  0.40%(3)

Annual Separate Account Charges (deducted daily and shown as a percentage of average net assets):
   Mortality and Expense Risk Charge....  0.90%
   Federal Income Tax Charge............  Currently none(4)

Annual Maintenance Fee:.................  $30(5)
Transfer Charges:.......................  $25(6)
Maximum Withdrawal Charge: .............  7.75% of initial premium withdrawn(7)
Due and Unpaid Premium Tax Charge: .....  2.25% of initial premium withdrawn(8)
----------------------

(1) Except for the maximum or "guaranteed" cost of insurance charge, which is expressed as a range of monthly costs per thousand dollars of net amount at risk. The net amount at risk is the difference between the Death Benefit and the Account Value. See "Cost of Insurance Charge," page ___.

(2) The actual amount of insurance purchased will depend on the insured's age, sex (where permitted) and rate class. See "Cost of Insurance Charge," page __. The current cost of insurance charge under the Contracts will never exceed the guaranteed cost of insurance charge shown in your Contract.

(3) This charge includes a premium tax deduction of 0.25%, and a federal tax deduction of 0.15%, of Account Value. This charge is assessed only during the first 10 Contract Years. See "Tax Expense Charge," page ___.

(4) The Company does not currently assess a charge for federal income taxes that may be attributable to the operations of the Variable Account, though it may do so in the future. See "Taxes Charged Against the Variable Account," page ___.

(5)  This fee is waived if total premiums paid are $40,000 or more.

(6) No charges will be imposed on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $25 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to dollar cost averaging.

(7) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase. It does not apply to withdrawals of any additional payments paid under a Contract. The withdrawal charge declines to 0% over nine years and is imposed to cover a portion of the sales expense incurred by the Company in distributing the Contracts. See "Deductions and Charges -- Other Deductions -- Withdrawal Charge," page __. No withdrawal charge will be imposed on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the Withdrawal. See "Deductions and Charges," page __ and "Withdrawal Charge," page __.

(8) This charge applies only upon withdrawals of the initial premium paid at the time of Contract purchase. It does not apply to withdrawals of any additional payments paid under a Contract. The charge for due and unpaid premium tax declines to 0% over nine years and is imposed on full or partial withdrawals in excess of the Free Withdrawal Amount.




                                  FUND EXPENSES
                        (AS A PERCENTAGE OF FUND ASSETS)

                                                Management       Other       Total Fund
Portfolio                                         Fees         Expenses    Annual Expenses
---------                                         ----         --------    ---------------
Money Market ........................             .50%           .02%          .52%
Quality Income Plus .................             .50%(1)        .03%          .53%
High Yield ..........................             .50%(2)        .03%          .53%
Utilities ...........................             .65%(3)        .02%          .67%
Income Builder(5) ...................             .75%           .24%          .99%
Dividend Growth .....................             .625%(4)       .01%          .635%
Capital Growth ......................             .65%           .06%          .71%
Global Dividend Growth ..............             .75%           .09%          .84%
European Growth .....................            1.00%(6)        .12%         1.12%
Pacific Growth ......................            1.00%           .44%         1.44%
Capital Appreciation(5) .............             .75%           .22%          .97%
Equity ..............................             .50%(7)        .02%          .52%
Strategist ..........................             .50%           .02%          .52%

--------------------------

(1) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.45%.
(2) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.425%.
(3) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.55%.
(4) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.50%, for assets that exceed $1 billion, the fee will be 0.475%, and for assets that exceed $2 billion, the fee will be 0.45%.
(5) Dean Witter InterCapital has undertaken to assume all expenses until the pertinent portfolio has $50 million in assets or until July 31, 1998, whichever occurs first. Income Builder obtained $50 million on December 3, 1997 resulting in fees being applied on that date and thereafter.
(6) Applicable to net assets of up to $500 million. For net assets which exceed $500 million, the fee will be 0.95%.
(7) Applicable to net assets of up to $1 billion. For net assets which exceed $1 billion, the fee will be 0.475%.


SPECIAL TERMS

As used in this prospectus, the following terms have the indicated meanings:

Account Value--The aggregate value under a Contract of the Variable Sub-Accounts and the Loan Account.

Accumulation Unit--An accounting unit of measure used to calculate the value of a Variable Sub-Account.

Age--The Insured's age at the Insured's last birthday.

Cash Value--The Account Value less any applicable withdrawal charges and due and unpaid premium tax charges.

Cash Surrender Value--The Cash Value less all Indebtedness and the annual maintenance fee, if applicable.

Code--The Internal Revenue Code of 1986, as amended.

Contract Anniversary--The same day and month as the Contract Date for each subsequent year the Contract remains in force.

Contract Date--The date on or as of which coverage under a Contract becomes effective and the date from which Contract Anniversaries, Contract Years and Contract months are determined.

Contract Owner--The person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

Contract Years--Annual periods computed from the Contract Date.

Death Benefit--The greater of (1) the Specified Amount or (2) the Account Value on the date of death multiplied by the death benefit ratio as specified in the Contract.

Free Withdrawal Amount--The amount of a surrender or partial withdrawal that is not subject to a withdrawal charge. This amount in any Contract Year is 15% of total premiums paid.

Initial Death Benefit--The Initial Death Benefit under a Contract is shown on the Contract data page.

Fund--The Dean Witter Variable Investment Series

Indebtedness--All Contract loans, if any, and accrued loan interest.

Insured--The person whose life is insured under a Contract.

Loan Account--An account in the Company's general account, established for any amounts transferred from the Variable Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Variable Account.

Monthly Activity Date--The day of each month on which the Monthly Deduction Amount is deducted from the Account Value of the Contract. Monthly Activity Dates occur on the same day of the month as the Contract Date. If there is no date equal to the Monthly Activity Date in a particular month, the Monthly Activity Date will be the last day of that month.

Monthly Deduction Amount--A deduction on each Monthly Activity Date for the cost of insurance charge, a tax expense charge and an administrative expense charge.

Specified Amount--The minimum Death Benefit under a Contract, equal to the Initial Death Benefit on the Contract Date. Thereafter it may change in accordance with the terms of the partial withdrawal and the subsequent premium provisions of the Contract.

Valuation Day--Every day the New York Stock Exchange is open for trading. The value of the Variable Account is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

Valuation Period--The period between the close of regular trading on the New York Stock Exchange on successive Valuation Days.

Variable Account--Northbrook Life Variable Life Separate Account A, an account established by the Company to separate the assets funding the Contracts from other assets of the Company.

Variable Sub-Account--The subdivisions of the Variable Account used to allocate a Contract Owner's Account Value, less Indebtedness, among the Portfolios of the Fund.


THE COMPANY
-----------

The Company is the issuer of the Contract. Incorporated in 1978 as a stock life insurance company under the laws of the State of Illinois, the Company is licensed to operate in the District of Columbia, all states (except New York) and Puerto Rico. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

THE VARIABLE ACCOUNT
--------------------

GENERAL

The Variable Account is a separate account of the Company established on January 15, 1996 pursuant to the insurance laws of the State of Illinois. The Variable Account is organized as a unit investment trust and registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940. The Variable Account meets the definition of "separate account" under federal securities law. Under Illinois law, the assets of the Variable Account are held exclusively for the benefit of Contract Owners and persons entitled to payments under the Contracts. The assets of the Variable Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

FUND

The Variable Account will invest in shares of the Dean Witter Variable Investment Series (the "Fund"). The Fund is registered with the Securities and Exchange Commission as an open-end, series, management investment company.
Registration of the Fund does not involve supervision of its management, investment practices or policies by the Securities and Exchange Commission. The Fund Portfolios are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account. The Fund Portfolios available for investment by the Variable Account are listed below:

THE MONEY MARKET PORTFOLIO seeks high current income, preservation of capital, and liquidity by investing in certain money market instruments, principally U.S. government securities, bank obligations, and high grade commercial paper.

THE QUALITY INCOME PLUS PORTFOLIO seeks, as its primary objective, to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective, by investing primarily in debt securities issued by the U.S. Government, its agencies and instrumentalities, including zero coupon securities and in fixed-income securities rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or non-rated securities of comparable quality, and by writing covered call and put options against such securities.

THE HIGH YIELD PORTFOLIO seeks, as its primary objective, to earn a high level of current income by investing in a professionally managed diversified portfolio consisting principally of fixed-income securities rated Baa or lower by Moody's or BBB or lower by Standard & Poor's or non-rated securities of comparable quality, which are commonly known as junk bonds, and, as a secondary objective, capital appreciation when consistent with its primary objective. The risks of investing in junk bonds are discussed in the accompanying prospectus for the Fund, which should be read carefully before investing.

THE UTILITIES PORTFOLIO seeks to provide current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies engaged in the public utilities industry.

THE INCOME BUILDER PORTFOLIO seeks, as its primary objective, reasonable income by investing primarily in common stock of large-cap companies which have a record of paying dividends and the potential for maintaining dividends, in preferred stock and in securities convertible into common stocks of small and mid-cap companies and, as its secondary objective, growth of capital.

THE DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

THE CAPITAL GROWTH PORTFOLIO seeks to provide long-term capital growth by investing principally in common stocks.

THE GLOBAL DIVIDEND GROWTH PORTFOLIO seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies, issued by issuers worldwide, with a record of paying dividends and the potential for increasing dividends.

THE EUROPEAN GROWTH PORTFOLIO seeks to maximize the capital appreciation on its investments by investing primarily in securities issued by issuers located in Europe.

THE PACIFIC GROWTH PORTFOLIO seeks to maximize the capital appreciation of its investments by investing primarily in securities issued by issuers located in Asia, Australia and New Zealand.

THE CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks of U.S. companies that offer the potential for either superior earnings growth and/or appear to be undervalued.

THE EQUITY PORTFOLIO seeks, as its primary objective, growth of capital through investments in common stock of companies believed by the Investment Manager to have potential for superior growth and, as a secondary objective, income when consistent with its primary objective.

THE STRATEGIST PORTFOLIO seeks a high total investment return through a fully managed investment policy utilizing equity securities, fixed-income securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's (or non-rated securities of comparable quality), and money market securities, and the writing of covered options on such securities and the collateralized sale of stock index options.

Dean Witter InterCapital Inc. ("InterCapital"), Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

All  dividends  and  capital  gains   distributions   from  the  Portfolios  are
automatically reinvested in shares of the distributing Portfolio at their net asset value.

There is no assurance that the Portfolios will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Portfolios can be found in the current prospectus for the Fund accompanying this prospectus.

You will find more complete information about the Portfolios, including the risks associated with each Portfolio, in the accompanying prospectus for the Fund. You should read the prospectus for the Fund in conjunction with this prospectus.


THE FUND'S PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in a Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

All investment income of and other distributions to each Variable Sub-Account arising from the corresponding Portfolio are reinvested in shares of that Portfolio at net asset value. The income and both realized and unrealized gains or losses on the assets of each Variable Sub-Account are therefore separate and are credited to or charged against the Variable Sub-Account without regard to income, gains or losses from any other Variable Sub-Account or from any other business of the Company. The Company will purchase shares in the Fund in connection with premiums allocated to the corresponding Variable Sub-Account in accordance with Contract Owners' directions and will redeem shares in the Fund to meet Contract obligations or make adjustments in reserves, if any.

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Fund shares underlying the Variable Sub-Accounts. If shares of the Fund should no longer be available for investment, or if, in the judgment of the Company's management, further investment in shares of the Fund should become inappropriate in view of the purposes of the Contracts, the Company may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Contracts. No substitution of securities will take place without notice to Contract Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940 ("1940 Act"). The Company reserves the right to establish additional Variable Sub-Accounts of the Variable Account, each of which would invest in shares of another Fund. Subject to Contract Owner approval, the Company also reserves the right to end the registration under the 1940 Act of the Variable Account or any other separate accounts of which it is the depositor or to operate the Variable Account as a management company under the 1940 Act.

The Fund is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Fund. See the accompanying prospectus for the Fund for further information.


THE CONTRACT
------------

APPLICATION FOR A CONTRACT

Individuals wishing to purchase a Contract must submit an application to the Company. A Contract will be issued only on the lives of Insureds age 0-85 who supply evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules and the Company reserves the right to reject an application for any lawful reason. No change in the terms or conditions of a Contract will be made without the consent of the Contract Owner.

Applications must be submitted and approved prior to the payment of initial premium. The Insured will be covered under the Contract as of the Contract Date. In addition to determining when coverage begins, the Contract Date determines Monthly Activity Dates, Contract months, and Contract Years.

PREMIUMS

The Contract is designed to permit an initial premium payment and, subject to certain conditions, additional premium payments. The initial premium payment purchases a Death Benefit initially equal to the Contract's Specified Amount. The minimum initial payment is $10,000.

Under current underwriting rules, which are subject to change, proposed Insureds are eligible for simplified underwriting without a medical examination if their application responses and anticipated initial premium payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed Insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

                                               SIMPLIFIED UNDERWRITING
ISSUE AGE                                      MAXIMUM INITIAL PREMIUM

0-34........................................      Not available
35-44.......................................            $15,000
45-54.......................................            $30,000
55-64.......................................            $50,000
65-80.......................................           $100,000
Over age 80.................................      Not available

Additional premium payments may be made at any time, subject to the following conditions:

     -    only one additional premium payment may be made in any Contract Year;

     -    each additional premium payment must be at least $500;

     -    the attained age of the Insured must be less than age 91; and

     - absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a Contract Year is the "Guaranteed Additional Payment."

     - the Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-90).

THE COMPANY RESERVES THE RIGHT TO OBTAIN SATISFACTORY EVIDENCE OF INSURABILITY UPON ANY ADDITIONAL PREMIUM PAYMENTS REQUIRING AN INCREASE IN SPECIFIED AMOUNT. WE ALSO RESERVE THE RIGHT TO REJECT ANY ADDITIONAL PREMIUM PAYMENT FOR ANY REASON.

Additional premium payments may require an increase in Specified Amount in order for the Contract to remain within the definition of a life insurance contract under Section 7702 of the Code.

Unless you request otherwise in writing, any additional premium payment received while a Contract loan exists will be applied: first, as a repayment of Indebtedness, and second, as an additional premium payment, subject to the conditions described above.

Additional premiums may be paid at any time and in any amount necessary to avoid termination of the Contract without evidence of insurability.

ALLOCATION OF PREMIUMS

Upon completion of underwriting, the Company will either issue a Contract, or deny coverage. If a Contract is issued, the initial premium payment will be allocated on the date the Contract is issued according to the initial premium allocation instructions specified on the application. The Company reserves the right to allocate the initial premium to the Money Market Sub-Account during the free look period in those states where state law requires premiums to be returned upon exercise of the free-look right.

ACCUMULATION UNIT VALUES

The Accumulation Unit value for each Variable Sub-Account will vary to reflect the investment experience of the corresponding Fund Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Variable Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Variable Sub-Account is determined by first dividing (A) the net asset value per share of the corresponding Fund Portfolio at the end of the current Valuation Period (plus the per share dividends or capital gains by that Fund Portfolio if the ex-dividend date occurs in the Valuation Period then ended), by (B) the net asset value per share of the corresponding Fund Portfolio at the end of the immediately preceding Valuation Period; and then subtracting from the result an amount equal to the daily deductions for mortality and expense risk charges imposed during the Valuation Period. Applicants should refer to the prospectus for the Fund which accompanies this prospectus for a description of how the assets of the Fund are valued since such determination has a direct bearing on the Accumulation Unit value of the corresponding Sub-Account and therefore the Account Value of a Contract. See "Contract Benefits and Rights--Account Value," page __.

All valuations in connection with a Contract, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Contract loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Contract with each premium, other than the initial premium and additional premiums requiring underwriting, will be made on the date the request or payment is received in good order by the Company at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

Specialized Uses of the Contract: Because the Contract provides for an accumulation of Cash Value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Sub-Accounts to which Account Value is allocated is poorer than expected or if sufficient premiums are not paid, the Contract may lapse or may not accumulate sufficient Account Value to fund the purpose for which the Contract was purchased. Withdrawals and Contract loans may significantly affect current and future Account Value, Cash Surrender Value, or Death Benefit proceeds. Depending upon Sub-Account investment performance and the amount of a Contract loan, the loan may cause a Contract to lapse. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract for a specialized purpose a purchaser should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may have tax consequences. (See "Federal Tax Matters," page __.)


DEDUCTIONS AND CHARGES
----------------------

MONTHLY DEDUCTIONS

On each Monthly Activity Date including the Contract Date, the Company will deduct from the Account Value attributable to the Variable Account an amount ("Monthly Deduction Amount") to cover charges and expenses incurred in connection with a Contract. Each Monthly Deduction Amount will be deducted pro rata from each Variable Sub-Account attributable to the Contract such that the proportion of Account Value of the Contract attributable to each Sub-Account remains the same before and after the deduction. The Monthly Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Monthly Deduction Amount due on any Monthly Activity Date, the Contract may lapse. See "Contract Benefits and Rights-- Lapse and Reinstatement," page __. The following is a summary of the monthly deductions and charges which constitute the Monthly Deduction Amount:

COST OF INSURANCE CHARGE: The cost of insurance charge covers the Company's anticipated mortality costs for standard and special risks. Current cost of insurance rates are lower after the 10th Contract Year. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is the maximum annual cost of insurance per $1,000 as indicated in the Contract; multiplied by the difference between the Death Benefit and the Account Value (both as determined on the Monthly Activity Date); divided by $1,000; and divided by 12. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states). A table of guaranteed cost of insurance charges per $1,000 will be included in each Contract; however, the Company reserves the right to use rates less than those shown in the table. Special risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's special rating.

The cost of insurance charge rates are applied to the difference between the Death Benefit determined on the Monthly Activity Date and the Account Value on that same date prior to assessing the Monthly Deduction Amount, because the difference is the amount for which the Company is at risk should the Death Benefit be then payable. The Death Benefit as computed on a given date is the greater of (1) the Specified Amount on that date, and (2) the Account Value on that date multiplied by the applicable Death Benefit ratio. (For an explanation of the Death Benefit, see "Contract Benefits and Rights" on page __.)

EXAMPLE:

Specified Amount ..........................................     $100,000
Account Value on the Monthly Activity Date ................     $ 30,000
Insured's attained age ....................................           45
Death Benefit ratio for age 45 ............................         2.15

On the Monthly Activity Date in this example, the Death Benefit as then computed would be $100,000, because the Specified Amount ($100,000) is greater than the Account Value multiplied by the applicable Death Benefit ratio ($30,000 X 2.15 = $64,500). Since the Account Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference ($100,000 - $30,000 = $70,000).

Assume that the Account Value in the above example was $50,000. The Death Benefit would then be $107,500 (2.15 X $50,000), since this is greater than the Specified Amount ($100,000). The cost of insurance rates in that case would be applied to ($107,500 - $50,000) = $57,500.

Because the Account Value and, as a result, the amount for which the Company is at risk under a Contract may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. However, once a risk rating class has been assigned to an Insured when the Contract is issued, that rating class will not change if additional premium payments or partial withdrawals increase or decrease the Specified Amount.

The level of specified amount that an initial premium will purchase will vary based on age and sex. For example, a $10,000 initial premium paid by a male at age 45 would result in a specified amount of $39,998. If a female age 65 paid a $10,000 premium, the specified amount would be equal to $22,749.

TAX EXPENSE CHARGE: The Company will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Contract Years. This charge compensates the Company for premium taxes imposed by various states and local jurisdictions and for federal taxes related to the receipt of premiums under the Contract and that results from the application of section 848 of the Code. The charge includes a premium tax deduction of 0.25% and a federal tax deduction of 0.15%. The 0.25% premium tax deduction over ten Contract Years approximates the Company's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to 3.5%. The premium tax deduction will be imposed regardless of a contract owner's state of residence and, therefore, is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. The 0.15% federal tax deduction helps reimburse the Company for approximate expenses incurred for federal taxes resulting from the application of Section 848 of the Code.

ADMINISTRATIVE EXPENSE CHARGE: The Company will deduct monthly from the Account Value an administrative expense charge equal to an annual rate of 0.25%. This charge compensates the Company for administrative expenses incurred in the administration of the Variable Account and the Contracts.

All monthly deductions are taken by canceling Accumulation Units of the Variable Account under your Contract.

OTHER DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE: The Company will deduct from the Variable Account a daily charge equivalent to an annual rate of 0.90% for the mortality risks and expense risks the Company assumes in relation to the Contracts. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims. The Company also assumes a risk that the Death Benefit will exceed the amount on which the cost of insurance charges were based on the Monthly Activity Date preceding the death of an Insured. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

ANNUAL MAINTENANCE FEE: The Company will deduct from the Account Value an annual maintenance fee of $30 on each Contract Anniversary. This fee will help reimburse the Company for administrative and maintenance costs of the Contracts. Currently, this charge is waived for Contracts which have an aggregate premium which equals or exceeds the dollar amount indicated on your Contract data page.

TAXES CHARGED AGAINST THE VARIABLE ACCOUNT: Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of premiums under the Contract). The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account or this class of Contracts may also be made.

CHARGES AGAINST THE FUND: The Variable Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflect Fund investment management fees already deducted from the assets of the Funds. The Fund investment management fees are a percentage of the average daily value of the net assets of the Portfolios. See the "Fund Fees and Expenses" table on page __.

WITHDRAWAL CHARGE: Upon surrender of the Contract and partial withdrawals in excess of the Free Withdrawal Amount, a withdrawal charge may be assessed. The Free Withdrawal Amount in any Contract Year is 15% of total premiums paid. Any
Free Withdrawal Amount not taken in a Contract Year may not be carried forward to increase the Free Withdrawal Amount in any subsequent year. Withdrawals in excess of the Free Withdrawal Amount will be subject to a withdrawal charge as set forth in the table below:

Contract Year            1 - 4  5      6       7      8      9      10
----------------------------------------------------------------------
Percentage of Initial
Premium Withdrawn        7.75%  6.25%  5.25%   4.25%  3.25%  2.25%  0.00%

After the ninth Contract Year, no withdrawal charges will be imposed. In addition, no withdrawal charge will be imposed on any withdrawal to the extent that aggregate withdrawal charges and the federal tax portion of the tax expense charge imposed would otherwise exceed 9% of total premiums paid prior to the withdrawal. The withdrawal charge may be waived under certain circumstances if the Insured is confined to a qualified long-term care facility or hospital. See "Contract Benefits and Rights-- Confinement Waiver Benefit", page __.

The withdrawal charge is imposed to cover a portion of the sales expense incurred by the Company in distributing the Contracts. This expense includes agents' commissions, advertising and the printing of prospectuses.

DUE AND UNPAID PREMIUM TAX CHARGE: During the first nine Contract Years, a charge for due and unpaid premium tax will be imposed on full or partial withdrawals in excess of the Free Withdrawal Amount. This charge is shown below, as a percent of the Account Value withdrawn:


Year                1      2      3      4      5      6      7      8      9      10
--------------------------------------------------------------------------------------
Percentage of
Initial Premium
Withdrawn           2.25%  2.00%  1.75%  1.50%  1.25%  1.00%  0.75%  0.50%  0.25%  0.00%

After the ninth Contract Year, no due and unpaid premium tax charge will be imposed. The percentages indicated above are guaranteed not to increase.


CONTRACT BENEFITS AND RIGHTS

DEATH BENEFIT

The Contracts provide for the payment of Death Benefit proceeds to the named beneficiary when the Insured under the Contract dies. The Proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amounts occurring during a grace period (if applicable). The Death Benefit equals the greater of (1) the Specified Amount or
(2) the Account Value multiplied by the Death Benefit ratio. The ratios vary according to the attained age of the Insured and are specified in the Contract. Therefore, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount; and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount).

EXAMPLES:                                                 A              B

Specified Amount...................................   $100,000      $100,000
Insured's Age......................................         45            45
Account Value on Date of Death.....................    $48,000       $34,000
Death Benefit Ratio................................       2.15          2.15

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Specified Amount) and $103,200 (the Account Value at the Date of Death of $48,000, multiplied by the Death Benefit ratio of 2.15). This amount, less any Indebtedness and due and unpaid Monthly Deduction Amounts, constitutes the proceeds which we would pay to the beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Specified Amount) or $73,100 (the Account Value of $34,000 multiplied by the Death Benefit ratio of 2.15).

All or part of the proceeds may be paid in cash or applied under an income plan. See "Other Matters--Payment Options," page __.

ACCELERATED DEATH BENEFIT

If the Insured becomes terminally ill, the Contract Owner may request an Accelerated Death Benefit in an amount up to the lesser of (1) 50% of the Specified Amount on the day we receive the request, and (2) $250,000 for all policies issued by the Company which cover the Insured. "Terminally ill" means an illness or physical condition of the Insured that, notwithstanding appropriate medical care, will result in a life expectancy of 12 months or less. If the Insured is terminally ill as the result of an illness, the accelerated Death Benefit is not available unless the illness occurred at least 30 days after the issue date. If the Insured is terminally ill as the result of an accident, the Accelerated Death Benefit is available if the accident occurred after the issue date.

We will pay benefits due under the Accelerated Death Benefit provision upon receipt of a written request from the Contract Owner and due proof that the Insured has been diagnosed as terminally ill. The Company also reserves the right to require supporting documentation of the diagnosis and to require (at the Company's expense) an examination of the Insured by a physician of the Company's choice to confirm the diagnosis. The amount of the payment will be the amount requested by the Contract Owner, reduced by the sum of (1) a 12 month interest discount to reflect the early payment; (2) an administrative fee (not to exceed $250); and (3) a pro rata amount of any outstanding Contract loan and accrued loan interest. After the payment has been made, the Specified Amount, the Account Value and any outstanding Contract loan will be reduced on a pro rata basis.

Only one request for an Accelerated Death Benefit per Insured is allowed. The Accelerated Death Benefit may not be available in all states. Its features may differ from those discussed above as required by state law. Please refer to the Contract for further information.

ACCOUNT VALUE

The Account Value of a Contract will be computed on each Valuation Day. On the Contract Date, the Account Value is equal to the initial premium less the Monthly Deduction Amount for the first month. Thereafter, the Account Value will vary to reflect the investment experience of the Fund, the value of the Loan Account and the Monthly Deduction Amounts. There is no minimum guaranteed Account Value.

The Account Value of a particular Contract is related to the net asset value of the Fund to which premiums on the Contract have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Contract in each Variable Sub-Account as of the Valuation Day by the then Accumulation Unit value of that Sub-Account and then adding the results for all the Sub-Accounts credited to the Contract to the value of the Loan Account. See "The Contract--Accumulation Unit Values," page
__.

TRANSFER OF ACCOUNT VALUE

While the Contract remains in force and subject to the Company's transfer rules then in effect, the Contract Owner may request that part or all of the Account Value of a particular Variable Sub-Account be transferred to other Variable Sub-Accounts. The Company reserves the right to impose a $25 charge on each such transfer in excess of 12 per Contract Year. However, there are no charges on transfers at the present time. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less.

On days when the New York Stock Exchange ("NYSE") is open for trading, telephone transfer requests will be accepted by the Company if received at 1(800) 654-2397 by 4:00 p.m., Eastern Time. Telephone transfer requests received by the Company before 4:00 p.m., Eastern Time are effected at the next computed value. In the event that the NYSE closes early, i.e., before 4:00 p.m. Eastern Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, telephone transfer requests will be processed by the Company as of the close of the NYSE on that particular day. Telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE will not be accepted by the Company.

Transfers by telephone may be made by the Contract Owner's Account Executive or attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Contract Owner identify themselves and the Contract Owner by name and social security number or other identifying information. All transfer instructions by telephone are tape recorded. Otherwise, transfer requests must be in writing, on a form provided by the Company.

As a result of a transfer, the number of Accumulation Units credited to the Variable Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit value of the Sub-Account from which the transfer is made on the Valuation Date the Company receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit value of that Sub-Account on the Valuation Day the Company receives the transfer request.


DOLLAR COST AVERAGING

Transfers may be made automatically through Dollar Cost Averaging while the Contract is in force. Dollar Cost Averaging permits the Owner to transfer a specified amount every month (or some other frequency as may be determined by the Company) from the Money Market Sub-Account to any other Variable Sub-Account. The minimum amount that can be transferred is shown on the Contract data page (currently $100) or the total amount in the Variable Sub-Account whichever is less. The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market. There are no additional charges imposed upon participants in the Dollar Cost Averaging program.
Transfers under Dollar Cost Averaging are not counted toward the 12 free transfers per Contract Year currently permitted.

CONTRACT LOANS

While the Contract is in force, a Contract Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from the Company. These types are preferred loans (described below) and non-preferred loans. Both types of loans are secured by the Contract. The maximum amount available for a loan is 90% of the Contract's Cash Value, less the amount of all Contract loans existing on the date of the loan (including loan interest to the next Contract Anniversary), less any due and unpaid Monthly Deduction Amounts, and less any annual maintenance fee due on or before the next Contract Anniversary.

The loan amount will be transferred pro rata from each Variable Sub-Account attributable to the Contract (unless the Contract Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will be credited with interest at the loan credited rate set forth in the Contract. Loans will bear interest at rates determined by the Company from time to time, but which will not exceed the maximum rate indicated in the Contract (currently, 8% per year). The amount of the Loan Account that equals the excess of the Account Value over the total of all premiums paid under the Contract net of any premiums returned due to partial withdrawals and net of any prior loan balance, as determined on each Contract Anniversary, is considered a "preferred loan." Preferred loans bear interest at a rate not to exceed the preferred loan rate set forth in the Contract. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Variable Sub-Accounts to the Loan Account on each Contract Anniversary. If the aggregate outstanding loan(s) and loan interest secured by the Contract exceeds the Cash Value of the Contract, the Company will give written notice to the Contract Owner that unless the Company receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Contract, the Contract may lapse.

All or any part of any loan secured by a Contract may be repaid while the Contract is still in effect. When loan repayments or interest payments are made, the repayment will be allocated among the Variable Sub-Accounts in the same percentage as subsequent payments are allocated (unless the Contract Owner requests a different allocation), and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a grace period must be repaid before the Contract will be reinstated. See "Contract Benefits and Rights-- Lapse and Reinstatement," page __.

A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Variable Sub-Account will apply only to the amount remaining in that Sub-Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Variable Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Contract Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Variable Sub-Accounts earn less than that rate, the Contract Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Benefit proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER OF THE CONTRACT

While the Contract is in force, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Contract. Upon surrender, the Contract Owner will receive the Cash Surrender Value determined as of the day the Company receives the Contract Owner's written request or the date requested by the Contract Owner, whichever is later. The Cash Surrender Value equals the Cash Value less the annual maintenance fee and any Indebtedness. The Company will pay the Cash Surrender Value of the Contract within seven days of receipt by the Company of the written request or on the effective surrender date requested by the Contract Owner, whichever is later.

The Contract will terminate on the date of receipt of the written request, or the date the Contract Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Contract, see "Federal Tax Matters," page __.

The Contract Owner may elect to apply the surrender proceeds to an Income Plan (see "Other Matters--Payment Options," page __).

PARTIAL WITHDRAWALS

While the Contract is in force, a Contract Owner may elect by written request to make partial withdrawals from the Cash Surrender Value of at least $100, or the total amount in the Variable Sub-Account, whichever is less. The Cash Surrender Value, after the partial withdrawal, must at least equal $2,000; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Variable Sub-Account, unless the Contract Owner instructs otherwise. The Specified Amount after the partial withdrawal will be the greater of:

     -    the  Specified  Amount  prior  to  the  partial   withdrawal   reduced
          proportionately to the reduction in Account Value; or

     - the minimum Specified Amount necessary in order to meet the definition of a life insurance contract under section 7702 of the Code.

Partial withdrawals in excess of the Free Withdrawal Amount may be subject to a withdrawal charge and any due and unpaid premium tax charges. See "Deductions and Charges--Other Deductions--Withdrawal Charge" and "Due and Unpaid Premium Tax Charge," page __. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Matters," page __.

MATURITY

The Contract has no maturity date.

LAPSE AND REINSTATEMENT

The Contract will remain in force until the Cash Surrender Value is insufficient to cover a Monthly Deduction Amount due on a Monthly Activity Date. The Company will give written notice to the Contract Owner that if an amount shown in the notice (which will be sufficient to cover the Monthly Deduction Amount(s) due) is not paid within 61 days ("Grace Period"), there is a danger of lapse.

The Contract will continue through the grace period, but if no payment is forthcoming, it will terminate at the end of the grace period. If the Insured dies during the grace period, the proceeds payable under the Contract will be reduced by the Monthly Deduction Amount(s) due and unpaid. See "Contract Benefits and Rights--Death Benefit," page __.

If the Contract lapses, the Contract Owner may apply for reinstatement of the Contract by payment of the reinstatement premium (and any applicable charges) required under the Contract. A request for reinstatement must be made within five years of the date the Contract entered a grace period. If a loan was outstanding at the time of lapse, the Company will require repayment of the loan before permitting reinstatement. In addition, the Company reserves the right to require evidence of insurability satisfactory to the Company. The reinstatement premium is equal to an amount sufficient to (1) cover all Monthly Deduction Amounts and annual maintenance fees due and unpaid during the grace period, and
(2) keep the Contract in force for three months after the date of reinstatement. The Specified Amount upon reinstatement cannot exceed the Specified Amount of the Contract at its lapse. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the premiums paid at the time of reinstatement. Withdrawal charges and due and unpaid premium tax charges, cost of insurance, and tax expense charges will continue to be based on the original Contract Date.

CANCELLATION AND EXCHANGE RIGHTS

A Contract Owner has a limited right to return a Contract for cancellation. This right to return exists during the free-look period. The free-look period is a number of days (which varies by state) as specified in your Contract. If the Contract is returned for cancellation by mail or personal delivery to the Company or to the Account Executive who sold the Contract within the free-look period following delivery of the Contract to the Contract Owner, the Company will return to the Contract Owner within 7 days the sum of (1) the Account Value on the date the returned Contract is received by the Company or its agent; and
(2) any deductions under the Contract or by the Fund for taxes, charges or fees. Some states may require the Company to return the premiums paid for the returned Contract.

Once the Contract is in effect, it may be exchanged during the first 24 months after its issuance for a non-variable permanent life insurance contract offered by the Company on the life of the Insured. The amount at risk to the Company (i.e., the difference between the Death Benefit and the Account Value) under the new contract will be equal to or less than the amount at risk to the Company under the exchanged Contract on the date of exchange. Premiums under the new Contract will be based on the same risk classification as the exchanged Contract. The exchange is subject to adjustments in premiums and Account Value to reflect any variance between the exchanged Contract and the new contract. The Company reserves the right to make such a contract available that is offered by the Company's parent or by any affiliate of the Company.


CONFINEMENT WAIVER BENEFIT

Under the terms of an amendatory endorsement to the Contract, the Company will waive any withdrawal charges on partial withdrawals and surrenders of the Contract requested while the Insured is confined to a qualified long-term care facility or hospital for a period of more than 90 consecutive days beginning 30 days or more after the issue date, or within 90 days after the Insured is discharged from such confinement. The confinement must have been prescribed by a licensed medical doctor or a licensed doctor of osteopathy, operating within the scope of his or her license, and must be medically necessary. The prescribing doctor may not be the Insured, the Contract Owner, or any spouse, child, parent, grandchild, grandparent, sibling or in-law of the Contract Owner. "Medically necessary" means appropriate and consistent with the diagnosis and which could not have been omitted without adversely affecting the Insured's condition. The confinement waiver benefit may not be available in all states. In addition, its features may differ from those discussed above as required by state law. Please refer to the Contract for further information. The Company reserves the right to discontinue the offering of the confinement waiver benefit amendatory endorsement upon the purchase of a new contract.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS

The Company will suspend all procedures requiring valuation of the Variable Account (including transfers, surrenders and loans) on any day the New York Stock Exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Contracts be suspended for the protection of Contract Owners, until such condition has ended.

LAST SURVIVOR CONTRACTS

The Contracts are offered on a single life and "last survivor" basis. Contracts sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the proceeds are paid only on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below:

     1. Last survivor Contracts are offered for prospective insured persons age 18-85.

     2. The cost of insurance charges under the last survivor Contracts are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured.

     3. To qualify for simplified underwriting under a last survivor Contract, both Insureds must meet the simplified underwriting standards.

     4. For a last survivor Contract to be reinstated, both Insureds must be alive on the date of reinstatement.

     5. The Contract provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

     6. Additional tax disclosures applicable to last survivor Contracts are provided in "Federal Tax Matters," page __.

     7. The Accelerated Death Benefit provision is only available upon terminal illness of the last survivor.

     8. The Confinement Waiver Benefit is available upon confinement of either insured.


OTHER MATTERS
-------------

VOTING RIGHTS

In accordance with its view of presently applicable law, the Company will vote the shares of the Fund at regular and special meetings of the shareholders of the Fund in accordance with instructions from Contract Owners (or the assignee of the Contract, as the case may be) having a voting interest in the Variable Account. The number of shares of a Fund Portfolio held in a Variable Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in that Variable Sub-Account by the per share net asset value of the corresponding Fund Portfolio. The Company will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e., shares owned by the Company) in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated hereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

The voting interests of the Contract Owner (or the assignee) in the Fund will be determined as follows: Contract Owners are entitled to give voting instructions to the Company with respect to Fund Portfolio shares attributable to them as described above, determined on the record date for the shareholder meeting for the Fund. Therefore, if a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Contract Benefits and Rights--Contract Loans," page __) will not be considered in determining the voting interests of the Contract Owner. Contract Owners should review the prospectus for the Fund which accompanies this prospectus to determine matters on which Fund shareholders may vote.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of the Fund or to approve or disapprove an investment advisory contract for the Fund.

In addition, the Company itself may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Fund if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS

The Company will maintain all records relating to the Variable Account and the Variable Sub-Accounts. At least once each Contract Year, the Company will send to each Contract Owner a statement showing the coverage amount and the Account Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each Variable Sub-Account and the corresponding Accumulation Unit value), and any outstanding loan secured by the Contract as of the date of the statement. The statement will also show premium paid, Monthly Deduction Amounts under the Contract since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Contract Date. If the Contract is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Specified Amount for which evidence of insurability was obtained is contestable for 2 years from its effective date. In addition, if the Insured dies by suicide while sane or self destruction while insane in the two-year period after the Contract Date, or such period as specified in state law, the benefit payable will be limited to the premiums paid less any Indebtedness and partial withdrawals. If the Insured dies by suicide while sane or self-destruction while insane in the two-year period following an increase in the Specified Amount, the benefit payable with respect to the increase will be limited to the additional premium paid for such increase, less any Indebtedness and partial withdrawals.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Contract.

PAYMENT OPTIONS

The surrender proceeds or Death Benefit proceeds under the Contracts may be paid in a lump sum or may be applied to one of the Company's Income Plans. If the amount to be applied to an Income Plan is less than $3,000 or if it would result in an initial income payment of less than $20, the Company may require that the frequency of income payments be decreased such that the income payments are greater than $20 each, or it may elect to pay the amount in a lump sum. No surrender or partial withdrawals are permitted after payments under an Income Plan commence.

We will pay interest on the proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Variable Account.

The Income Plans are fixed annuities payable from the Company's general account. They do not reflect the investment experience of the Variable Account. Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by the Company which is no less than the rate specified in the fixed payment annuity tables in the Contract. The annuity payment will remain level for the duration of the annuity. The Company may require proof of age and gender of the payee (and joint payee, if applicable) before payments begin. The Company may also require proof that such person(s) are living before it makes each payment.

The following options are available under the Contracts (the Company may offer other payment options):

INCOME PLAN 1--LIFE INCOME WITH GUARANTEED PAYMENTS The Company will make payments for as long as the payee lives. If the payee dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

INCOME PLAN 2--JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS The Company will make payments for as long as either the payee or Joint payee, named at the time of Income Plan selection, is living. If both the payee and the Joint payee die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

The Company will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to the Company. If no beneficiary is living when the Insured dies, the proceeds will be paid to the Contract Owner if living; otherwise to the Contract Owner's estate.

ASSIGNMENT

Unless required by state law, the Contract may not be assigned as collateral for a loan or other obligation.

DIVIDENDS

No dividends will be paid under the Contracts.


EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers of the Company are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G.  LOWER,  II, 52,  Chief  Executive  Officer  and  Chairman of the Board
(1995)*

Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director (1992-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Glenbrook Life and Annuity Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company; and Trustee (1991-Present) and Vice President (1995-Present) The Allstate Foundation.

PETER H. HECKMAN, 52, President, Chief Operating Officer and Director (1996)*

Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1991-1993) of Allstate Life Financial Services, Inc.; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1992-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1995-1996), Glenbrook Life and Annuity Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; and Director (1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director
(1992)*

Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-Present) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Glenbrook Life and Annuity Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.


JOHN R. HUNTER, 43, Assistant Vice President (1990)* and Director (1994)*

Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Operating Officer (1998-Present) Allstate Life Financial Services, Inc.; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1996-Present) and Senior Vice President--Product Management (1995-Present) Glenbrook Life and Annuity Company.

MARLA G. FRIEDMAN, 44, Vice President (1996)*

Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1995-1996) Allstate Settlement Corporation; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life
Insurance Company; Director (1992-1996), President and Chief Operating Officer (1995-1996) and Vice President (1992-1995) and (1996-Present) Glenbrook Life and Annuity Company; and Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.

KAREN C. GARDNER, 44, Vice President (1996)*

Vice President (1996-Present) Allstate Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company; Vice President (1996-Present) Allstate Life Insurance Company of New York; Vice President (1997-Present), Allstate Life Financial Services, Inc.; Vice President (1996-1997) Glenbrook Life Insurance Company; Vice President (1996-Present) Laughlin Group Holdings, Inc.; Assistant Vice President (1996-Present) Lincoln Benefit Life Company; Vice President (1996-Present) Northbrook Life Insurance Company; Assistant Vice President (1996-Present) Surety Life Insurance Company. Prior to 1996 she was a Partner (1975-1996) Ernst & Young LLP.

KEVIN R. SLAWIN, 40, Director and Vice President (1996)*

Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Vice President (1996-Present) and Assistant Treasurer (1995-1996) Glenbrook Life and Annuity Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director (1996-Present) Surety Life Insurance Company; Assistant Treasurer and Director (1994-1995) Sears Roebuck and Company; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 54, Chief Investment Officer and Director (1995)*

Also Director (1995-Present) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief
Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; Chief Investment Officer (1995-Present) Glenbrook Life and Annuity Company; Prior to 1995 he was Senior Vice President and Executive Officer--Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)*

Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Glenbrook Life and Annuity Company; and Treasurer (1995-Present) Laughlin Group Holdings, Inc. From 1995 to 1993 he was Vice President of Allstate Life Insurance Company.


* Date elected to current office

DISTRIBUTION OF THE CONTRACTS
-----------------------------

The Contracts will be distributed exclusively by Dean Witter which serves as the principal underwriter of the Contracts under a general agency agreement with the Company.

Dean Witter is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. Dean Witter is located at Two World Trade Center, New York, New York. Dean Witter is a member of the New York Stock Exchange and the National Association of Securities Dealers.

The Company may pay up to a maximum sales commission of 6.75%. Dean Witter will pay annually to its Account Executives from its profits, an amount equal to .10% of the net assets of the Variable Account attributable to the Contracts. In addition, sale of the Contract may count toward incentive program awards for the Account Executive.


SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS
--------------------------------------------

The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Fund.


FEDERAL TAX MATTERS
-------------------

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or purchase of a life insurance contract depend upon the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.

TAXATION OF THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Variable Account investment income and net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF CONTRACT BENEFITS

In order to qualify as a life insurance contract for federal income tax purposes, the Contract must meet the definition of a life insurance contract set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a contract that is treated as life insurance. The manner in which Section 7702 should be applied to certain features of the Contract offered in this prospectus is not directly addressed in Section 7702. Nevertheless, the Company believes that the Contact will meet the Section 7702 definition of a life insurance contract. This means that:

     - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

     - the Contract Owner should not be considered in constructive receipt of the Cash Value of the Contract, including any increases, until actual cancellation of the Contract

In addition, in the absence of final regulations or other pertinent interpretations of Section 7702, there is necessarily some uncertainty as to whether a substandard risk Contract will meet the statutory life insurance contract definition. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such Contract would not provide most of the tax advantages normally provided by a life insurance contract. The Company reserves the right to amend the Contracts to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service.

Upon surrender of the Contract, the cash surrender value is taxable to the extent it exceeds the investment in the Contract. The investment in the Contract is the gross premium or other consideration paid for the Contract reduced by any amounts previously received from the Contract to the extent such amounts were properly excluded from gross income. For non-modified endowment contracts, in the event of a partial withdrawal, or a reduction in benefit in the first fifteen years of the Contract, the partial withdrawal or reduction in benefit may result in a taxable distribution of income before recovery of the investment in the Contract. Partial withdrawals and reduction in benefits on non-modified endowment contracts after fifteen years are taxed first as a recovery of investment in the Contract, then as a taxable distribution of income.

If you own and are the Insured under the Contract, the Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. If the beneficiary is other than your estate but you retained incidents of ownership in the Contract, the Death Benefit will also be included in your gross estate. Examples of incidents of ownership include, but are not limited to, the right to change beneficiaries, to assign the Contract or revoke an assignment, to pledge the Contract or to obtain a policy loan. If you own and are the Insured under the Contract and you transfer all incidents of ownership in the Contract, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance tax consequences may also apply. In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of such individuals) two or more generations below that of the transferor may be subject to the federal generation skipping transfer tax.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

MODIFIED ENDOWMENT CONTRACTS

A life insurance  contract is treated as a "modified  endowment  contract" under
Section  7702A of the Code if it  meets  the  definition  of life  insurance  in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Contract (which is equal to 100% of the "Guideline Single Premium" as defined in Section 7702 of the Code) does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Contract will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange of a life insurance contract that is not a modified endowment contract will not cause the new contract to be a modified endowment contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance contract that is a modified endowment contract for a new life insurance contract will always cause the new contract to be a modified endowment contract. A contract that is classified as a modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. Accordingly, the death benefit is excluded from income and increments in value are not subject to current taxation. If a person receives any amount as a policy loan from a modified endowment contract, or assigns or pledges any part of the value of the contract, such amount is treated as a distribution. Unlike other life insurance contracts, distributions received before the insured's death are treated first as income (to the extent of gain) and then as recovery of investment in the contract. Any amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions:
(1) distributions made on or after the date on which the taxpayer attains age 59 1/2; (2) distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) any distribution that is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All modified endowment contracts that are issued within any calendar year to the same Contract Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

DIVERSIFICATION REQUIREMENTS

For a Contract to be treated as a variable life insurance contract for federal tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as a variable life insurance contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among sub-accounts of a Variable Account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that guidance would be issued in the future regarding the extent that owners could direct their investments among sub-accounts without being treated as owners of the underlying assets of the Variable Account.

The ownership rights under this contract are similar to, but different in certain respects from, those described by the service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the Variable Account. In those circumstances, income and gain from the Variable Account assets would be includible in the Contract Owner's gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that Treasury Department's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

POLICY LOAN INTEREST

Interest paid on loans against a Contract is generally not deductible.


ADDITIONAL INFORMATION ABOUT THE COMPANY
----------------------------------------

The Company also acts as the sponsor for two other of its separate accounts that are registered investment companies: Northbrook Variable Annuity Account and Northbrook Variable Annuity Account II. The officers and employees of the Company are covered by a fidelity bond in the amount of $5,000,000. No person beneficially owns more than 5% of the outstanding voting stock of The Allstate Corporation, of which the Company is an indirect wholly owned subsidiary.


LEGAL PROCEEDINGS
-----------------

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company or the Variable Account.

LEGAL MATTERS
-------------

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.


REGISTRATION STATEMENT
----------------------

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Variable Account, the Fund, the Company, and the Contracts. The exhibits to the registration statement include hypothetical illustrations of the Contract that show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%, an initial premium of $10,000, Insureds in the standard rating class, and based on current and guaranteed Contract charges.


EXPERTS
-------

The financial statements of the Variable Account and the financial statements and financial statement schedule of the Company included in this prospectus have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, IL 60601-6779, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The hypothetical Contract illustrations included in the Company's registration statement have been approved by Diana Montigney, FSA, Allstate Life Insurance Company, and are included in reliance upon her opinion as to their reasonableness.


FINANCIAL INFORMATION
---------------------

The financial statements of the Company and the Variable Account appear immediately below. The financial statements for the Company should be considered as bearing only on the ability of the Company to fulfill its obligations under the Contracts. They do not relate to the investment performance of the Variable Account.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
NORTHBROOK LIFE INSURANCE COMPANY:

We have audited the accompanying Statements of Financial Position of Northbrook Life Insurance Company (the "Company") as of December 31, 1997 and 1996, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

                       NORTHBROOK LIFE INSURANCE COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                          DECEMBER 31,
                                                                                     ---------------------
                                                                                  1997                1996
                                                                                ----------          ----------
($ IN THOUSANDS)
ASSETS
Investments
    Fixed income securities, at fair value (amortized
        cost $72,491 and $65,500)                                        $           76,402   $           67,479
    Short-term                                                                        3,031                6,590
                                                                         ------------------   ------------------
    Total investments                                                                79,433               74,069

Reinsurance recoverable from Allstate Life
    Insurance Company                                                             2,293,094            2,480,034
Net receivable from Allstate Life Insurance Company                                   1,467                4,246
Other assets                                                                          5,033                2,639
Separate Accounts                                                                 5,719,203            4,354,783
                                                                         ------------------   ------------------
         Total assets                                                    $        8,098,230   $        6,915,771
                                                                         ==================   ==================

LIABILITIES
Reserve for life-contingent contract benefits                            $          144,352   $          143,346
Contractholder funds                                                              2,148,555            2,336,296
Income taxes payable                                                                    162                  555
Deferred income taxes                                                                 2,674                2,085
Separate Accounts                                                                 5,719,203            4,354,783
                                                                         ------------------   ------------------
         Total liabilities                                                        8,014,946            6,837,065
                                                                         ------------------   ------------------

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 25,000 shares
     authorized, issued and outstanding                                               2,500                2,500
Additional capital paid-in                                                           56,600               56,600
Unrealized net capital gains                                                          2,542                1,286
Retained income                                                                      21,642               18,320
                                                                         ------------------   ------------------
         Total shareholder's equity                                                  83,284               78,706
                                                                         ------------------   ------------------
         Total liabilities and shareholder's equity                      $        8,098,230   $        6,915,771
                                                                         ==================   ==================



See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS

                                                                                YEAR ENDED DECEMBER 31,
                                                                                -----------------------
                                                                          1997             1996              1995
                                                                        ------           ------            ------
($ IN THOUSANDS)
REVENUES
Net investment income                                          $         5,146  $         4,888   $         4,782
Realized capital gains and losses                                          (68)             (20)               67
                                                               ---------------  ---------------   ---------------

INCOME BEFORE INCOME TAX EXPENSE                                         5,078            4,868             4,849
INCOME TAX EXPENSE                                                       1,756            1,666             1,686
                                                               ---------------  ---------------   ---------------

NET INCOME                                                     $         3,322  $         3,202   $         3,163
                                                               ===============  ===============   ===============






See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                              YEAR ENDED DECEMBER 31,
                                                                             -------------------------
                                                                          1997             1996              1995
                                                                       -------          -------           -------
($ IN THOUSANDS)
COMMON STOCK                                                   $         2,500  $         2,500   $         2,500
                                                               ---------------  ---------------   ---------------

ADDITIONAL CAPITAL PAID-IN                                              56,600           56,600            56,600
                                                               ---------------  ---------------   ---------------

UNREALIZED NET CAPITAL GAINS

Balance, beginning of year                                               1,286            2,657            (1,553)
Net change                                                               1,256           (1,371)            4,210
                                                               ---------------  ---------------   ---------------
Balance, end of year                                                     2,542            1,286             2,657
                                                               ---------------  ---------------   ---------------


RETAINED INCOME
Balance, beginning of year                                              18,320           15,118            11,955
Net income                                                               3,322            3,202             3,163
                                                               ---------------  ---------------   ---------------
Balance, end of year                                                    21,642           18,320            15,118
                                                               ---------------  ---------------   ---------------
      Total shareholder's equity                               $        83,284  $        78,706   $        76,875
                                                               ===============  ===============   ===============





See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS

                                                                                   YEAR ENDED DECEMBER 31,
                                                                                  ------------------------
                                                                           1997           1996            1995
                                                                         -------         ------         -------
($ IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                          $    3,322   $       3,202   $       3,163
Adjustments to reconcile net income to net
    cash provided by operating activities
      Amortization and other non-cash items                                516             782             903
      Realized capital losses (gains)                                       68              20             (67)
      Increase (decrease) in life-contingent contract
        benefits and contractholder funds                                  205            (198)            113
      Change in deferred income taxes                                      (87)             24             608
      Changes in other operating assets and liabilities                   (657)            864          (2,705)
                                                                   ------------   ------------   -------------
             Net cash provided by operating activities                   3,367           4,694           2,015
                                                                   -----------    ------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
    Proceeds from sales                                                  1,606           3,522           5,423
    Investment collections                                              10,036           5,770           7,108
    Investment purchases                                               (18,568)        (15,532)         (9,843)
Change in short-term investments, net                                    3,559           1,459          (4,675)
                                                                 -------------   -------------   -------------
             Net cash used in investing activities                      (3,367)         (4,781)         (1,987)
                                                                 -------------   -------------   -------------

NET (DECREASE) INCREASE IN CASH                                              -             (87)             28
CASH AT BEGINNING OF YEAR                                                    -              87              59
                                                                 -------------   -------------   -------------
CASH AT END OF YEAR                                              $           -   $           -   $          87
                                                                 =============   =============   =============



See notes to financial statements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

1.    General

Basis of presentation
The accompanying financial statements include the accounts of Northbrook Life Insurance Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1997 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations
The Company markets life insurance and annuity products in the United States through Dean Witter Reynolds Inc. ("Dean Witter") (see Note 4), a wholly owned subsidiary of Morgan Stanley Dean Witter Discover & Co. Life insurance contracts sold by the Company include universal life and other interest-sensitive life and variable life products. Annuities include both deferred annuities, such as variable annuities and fixed rate single and flexible premium annuities, and immediate annuities.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC, as the Company's reinsurer, adheres to a basic philosophy of matching assets with related liabilities while maintaining adequate liquidity and a prudent and diversified level of credit risk.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be new and proposed federal and state regulation and legislation that would allow banks greater participation in the securities and insurance businesses, which will present an increased level of competition for sales of the Company's life and annuity products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia and Puerto Rico. The top geographic locations for statutory premiums and deposits earned by the Company are California, Florida and Texas for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and contract charges are ceded to ALIC under reinsurance agreements.

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)

2.    Summary of Significant Accounting Policies

Investments
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost which approximates fair value.

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

Reinsurance
The Company has reinsurance agreements whereby all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the investment of those assets of the Company that are not transferred to ALIC under reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Recognition of premium revenues and contract charges
Revenues on interest-sensitive life insurance policies are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on most annuities, which are considered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance.

Income taxes
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates, and reflect the impact of reinsurance agreements. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value.

Separate Accounts
The Company issues flexible premium deferred variable annuity contracts and single premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts (Northbrook Variable Annuity Account, Northbrook Variable Annuity Account II and Northbrook Life Variable Life Separate Account A, unit investment trusts registered with the Securities and Exchange Commission).

Assets of the Separate Accounts are carried at fair value. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the policy- and contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administration fees, mortality and expense risk charges, cost of insurance charges and tax expense charges, all of which are ceded to ALIC.

Reserve for life-contingent contract benefits
The reserve for life-contingent contract benefits, which relates to structured settlement annuities and supplemental contracts with life contingencies, is computed on the basis of assumptions as to future investment yields, mortality and expenses. These assumptions include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Reserve interest rates ranged from 4.00% to 11.00% during 1997.

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)

Contractholder  funds
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. During 1997, credited interest rates on contractholder funds ranged from 3.30% to 9.51% for those contracts with fixed interest rates and from 3.25% to 7.39% for those with flexible rates.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.


3.    Related Party Transactions

Reinsurance
Premiums and contract charges ceded to ALIC were $1,979 and $83,559 in 1997, $3,775 and $60,744 in 1996, and $2,284 and $52,348 in 1995, respectively.
Credited interest, policy benefits and expenses ceded to ALIC amounted to $201,526, $218,088 and $229,525 in 1997, 1996 and 1995, respectively. Investment income earned on the assets which support contractholder funds is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of reinsurance agreements.

Business operations
The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $7,842, $8,074 and $5,341 in 1997, 1996 and 1995, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.


4.  Exclusive Distribution Agreement

The Company and ALIC have a strategic alliance with Dean Witter to develop, market and distribute proprietary annuity and life insurance products through Dean Witter account executives. Dean Witter provides a portion of the funding for these products through loans to an affiliate of the Company. An affiliate of Dean Witter, Dean Witter InterCapital Inc., is the investment manager for the Dean Witter Variable Investment Series, the funds in which the assets of the Separate Accounts are invested.

Under the terms of the strategic alliance, the Company has agreed to use Dean Witter as an exclusive distribution channel for the Company's products. Although the strategic alliance is cancelable by either party, termination of the alliance would not impact existing policies and contracts.

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)

5. INVESTMENTS

Fair values
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                               GROSS UNREALIZED
                                                   AMORTIZED ------------------   FAIR
                                                    COST      GAINS     LOSSES    VALUE
                                                  ---------   -----   ---------  -------
At December 31, 1997
  U.S. government and agencies                      $ 8,638   $  823   $  -      $ 9,461
  Municipal                                           1,143       28      -        1,171
  Corporate                                          25,913      897     (12)     26,798
  Mortgage-backed securities                         36,797    2,315    (140)     38,972
                                                   --------   -------  ------    -------
     Total fixed income securities                 $ 72,491   $4,063   $(152)    $76,402
                                                   ========   =======  ======    =======

At December 31, 1996
  U.S. government and agencies                     $  8,629   $  193   $ (54)    $ 8,768
  Municipal                                             873       48      -          921
  Corporate                                          16,902      260     (69)     17,093
  Mortgage-backed securities                         39,096    1,883    (282)     40,697
                                                   --------   ------   ------    -------
     Total fixed income securities                 $ 65,500   $2,384   $(405)    $67,479
                                                   ========   =======  ======    =======

Scheduled maturities
The scheduled maturities for fixed income securities are as follows at December 31, 1997:

                                                           Amortized               Fair
                                                              Cost                 Value
                                                         ------------            ----------

Due in one year or less                                  $      2,133            $    2,155
Due after one year through five years                           5,343                 5,472
Due after five years through ten years                         19,410                20,217
Due after ten years                                             8,808                 9,586
                                                         ------------            ----------
                                                               35,694                37,430
Mortgage-backed securities                                     36,797                38,972
                                                         ------------            ----------
      Total                                              $     72,491            $   76,402
                                                         ============            ==========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                       NORTHBROOK LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                               ($ IN THOUSANDS)

 Net Investment Income



Year Ended December 31,                                                 1997             1996              1995
-----------------------                                               ------           ------            ------
Fixed income securities                                          $     5,364      $     4,675       $     4,633
Short-term investments                                                    84              390               215
                                                                 -----------      -----------       -----------
    Investment income, before expense                                  5,448            5,065             4,848
    Investment expense                                                   302              177                66
                                                                 -----------      -----------       -----------
    Net investment income                                        $     5,146      $     4,888       $     4,782
                                                                 ===========      ===========       ===========

Realized capital gains and losses

Year Ended December 31,                                                 1997             1996              1995
-----------------------                                               ------           ------            ------

Fixed income securities                                        $         (70)   $         (22)    $          67
Short-term investments                                                     2                2                 -
                                                               -------------    -------------     -------------
    Realized capital gains and losses                                    (68)             (20)               67
    Income tax benefit (expense)                                          24                7               (23)
                                                               -------------    -------------     -------------
    Realized capital losses and gains, after tax               $         (44)   $         (13)    $          44
                                                               =============    =============     =============

Excluding calls and prepayments, gross losses of $70 and $32 and gross gains of $67 were realized on sales of fixed income securities during 1997, 1996 and 1995, respectively.

Unrealized net capital gains
Unrealized   net  capital   gains  on  fixed  income   securities   included  in
shareholder's equity at December 31, 1997 are as follows:

                                                      Cost/                     Fair                 Unrealized
                                                  Amortized Cost                Value                 Net Gains
                                                  --------------                -----              -------------

Fixed income securities                           $       72,491          $       76,402           $       3,911
                                                  ==============          ==============
Deferred income taxes                                                                                     (1,369)
                                                                                                   -------------
Unrealized net capital gains                                                                       $       2,542
                                                                                                   =============

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)

Change in unrealized net capital gains



Year ended December 31,                                             1997        1996       1995
-----------------------                                           -------     -------     -------
    Fixed income securities                                       $ 1,932     $(2,108)    $ 6,477
    Deferred income taxes                                            (676)        737      (2,267)
                                                                  -------     -------     -------
    Increase (decrease) in unrealized net
         capital gains                                            $ 1,256     $(1,371)    $ 4,210
                                                                  =======     =======     =======

Securities on deposit
At December 31, 1997, fixed income securities with a carrying value of $8,039 were on deposit with regulatory authorities as required by law.


6.    Financial Instruments

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions.
Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including deferred income taxes and reserve for life-contingent contract benefits) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

Financial assets
The carrying value and fair value of financial assets at December 31, are as follows:

                                                        1997                                 1996
                                                        ----                                 ----
                                            Carrying           Fair               Carrying            Fair
                                              Value            Value               Value              Value
                                        ------------    --------------       ---------------    ---------------

Fixed income securities                 $    76,402     $       76,402       $        67,479    $        67,479
Short-term investments                        3,031              3,031                 6,590              6,590
Separate Accounts                         5,719,203          5,719,203             4,354,783          4,354,783


Fair values for fixed income securities are based on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value. Separate Accounts assets are carried in the statements of financial position at fair value.

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)

Financial liabilities
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                           1997                               1996
                                               -----------------------------         -------------------------
                                               CARRYING            FAIR              CARRYING          FAIR
                                                VALUE              VALUE             VALUE            VALUE
                                               ----------         ----------         ----------     ----------
Contractholder funds on
     investment contracts              $      1,977,479     $     1,951,214   $      2,143,482    $     2,118,583
Separate Accounts                             5,719,203           5,719,203          4,354,783          4,354,783

The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.


7.    Income Taxes

The Company joins the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement"). Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Sears Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)

The components of the deferred income tax assets and liabilities at December 31, are as follows:


                                                            1997               1996
                                                          -------             -------

Deferred assets
    Separate Accounts                                    $   149             $     -
                                                         -------             -------

Deferred liabilities
    Difference in tax bases of investments                (1,454)             (1,392)
    Unrealized net capital gains                          (1,369)               (693)
                                                         -------             -------
         Total deferred liabilities                       (2,823)             (2,085)
                                                         --------            --------
         Net deferred liability                          $(2,674)            $(2,085)
                                                         ========            ========

The components of income tax expense for the year ended December 31, are as follows:

                                                                    1997              1996             1995
                                                                    ----              ----             ----

Current                                                            $ 1,843         $  1,642       $     1,078
Deferred                                                               (87)              24               608
                                                               -----------      -----------       -----------
    Total income tax expense                                       $ 1,756         $  1,666       $     1,686
                                                               ===========      ===========       ===========

The Company paid income taxes of $2,236, $2,308 and $4,980 in 1997, 1996 and 1995, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                                    1997              1996              1995
                                                                    ----              ----              ----

Statutory federal income tax rate                                  35.0%             35.0%             35.0%
Tax-exempt income                                                  (0.4)             (0.6)                -
Other                                                                 -              (0.2)             (0.3)
                                                                   ----              -----             -----
Effective federal income tax rate                                  34.6%             34.2%             34.7%
                                                                   ====              ====              ====

                       NORTHBROOK LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                ($ IN THOUSANDS)



Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1997, approximately $16, will result in federal income taxes payable of $6 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.


8.    Statutory Financial Information

The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                                      Net Income
                                                                                      ----------
                                                                           1997          1996          1995
                                                                           ----          ----          ----
Balance per generally accepted accounting principles                       $ 3,322        $ 3,202  $      3,163
      Deferred income taxes                                                    (87)            24           608
      Statutory investment reserves                                             79             30           (28)
      Other                                                                   (405)          (691)       (1,443)
                                                                       -----------   ------------  ------------
Balance per statutory accounting practices                                 $ 2,909   $      2,565  $      2,300
                                                                       ===========   ============  ============


                       NORTHBROOK LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)
                               ($ IN THOUSANDS)

                                                                                 SHAREHOLDER'S
                                                                                   EQUITY
                                                                              ----------------
                                                                             1997             1996
                                                                           -------           -------
Balance per generally accepted accounting principles                    $   83,284       $     78,706
       Deferred income taxes                                                 2,674              2,085
       Unrealized gain/loss on fixed income securities                      (3,911)            (1,979)
       Non-admitted assets and statutory investment
          reserves                                                          (4,431)            (3,317)
       Other                                                                (1,939)              (397)
                                                                        ----------       ------------
Balance per statutory accounting practices                              $   75,677       $     75,098
                                                                        ==========       ============

Permitted statutory accounting practices
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company follows a permitted statutory accounting practice whereby it includes amounts receivable from an affiliated insurance company in statutory admitted assets at a level which exceeds the threshold prescribed by the Illinois Department of Insurance by $7,737.

Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles is expected in early 1998. Implementation could be as early as January 1, 1999. The requirements of the Comprehensive Guide are not expected to have a material impact on statutory surplus of the Company.

Under the NAIC's proposed accounting practices, the Company's practice related to its receivable from affiliate will be prescribed rather than permitted.

Dividends
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Illinois Department of Insurance is $7,318.

                       NORTHBROOK LIFE INSURANCE COMPANY
                            SCHEDULE IV--REINSURANCE
                                ($ IN THOUSANDS)


                                                        Gross                           Net
Year ended December 31, 1997                            amount            Ceded        amount
----------------------------                           --------         --------       ------
Life insurance in force                             $   515,890       $   515,890    $       -
                                                    ===========       ===========    =========

Premiums and contract charges:
         Life and annuities                         $    85,538       $    85,538    $       -
                                                    ===========       ===========    =========


                                                       Gross                             Net
Year ended December 31, 1996                           amount            Ceded          amount
----------------------------                          -------            ------         ------

Life insurance in force                             $   556,242       $  556,242     $       -
                                                    ===========       ==========     =========

Premiums and contract charges:
         Life and annuities                         $    64,519       $   64,519     $       -
                                                    ===========       ==========     =========



                                                       Gross                             Net
Year ended December 31, 1995                          amount            Ceded           amount
----------------------------                          ------            -----           ------

Life insurance in force                             $   610,478       $  610,478     $       -
                                                    ===========       ==========     =========

Premiums and contract charges:
         Life and annuities                         $    54,632       $   54,632     $       -
                                                    ===========       ==========     =========



INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of Northbrook Life Insurance Company:

We have audited the accompanying statement of net assets of Northbrook Life Variable Life Separate Account A (the "Account") as of December 31, 1997, and the related statements of operations and changes in net assets for the period from November 13, 1997 (date operations commenced) to December 31, 1997 of the Money Market, High Yield, Equity, Quality Income Plus, Strategist, Dividend Growth, Utilities, European Growth, Capital Growth, Global Dividend Growth, Pacific Growth, Capital Appreciation, and Income Builder portfolios of the Dean Witter Variable Investment Series that comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 1997, the results of its operations and the changes in its net assets for the period November 13, 1997 (date operations commenced) to December 31, 1997, of each of the portfolios comprising the Account, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------

ASSETS
Investments in the Dean Witter Variable Investment Series Portfolios:
  Money Market, 138,067 shares (cost $138,067)                                             $ 138,067
  High Yield, 4,993 shares (cost $30,559)                                                     30,558
  Equity, 4,706 shares (cost $154,624)                                                       158,019
  Quality Income Plus, 6,740 shares (cost $72,144)                                            72,587
  Strategist, 1,173 shares (cost $17,233)                                                     17,361
  Dividend Growth, 12,037 shares (cost $257,826)                                             259,993
  Utilities, 474 shares (cost $8,628)                                                          8,812
  European Growth 1,507 shares (cost $35,437)                                                 35,484
  Capital Growth, 785 shares (cost $13,737)                                                   14,357
  Global Dividend Growth, 3,944 shares (cost $54,814)                                         54,786
  Pacific Growth, 0 shares (cost $0)                                                               -
  Capital Appreciation, 1,699 shares (cost $19,961)                                           19,231
  Income Builder, 0 shares (cost $0)                                                               -
                                                                                           ---------
           Total assets                                                                      809,255

LIABILITIES
Payable to Northbrook Life Insurance Company:
  Accrued contract charges                                                                        31
                                                                                           ---------
           Net assets                                                                      $ 809,224
                                                                                           =========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 13, 1997 (DATE OPERATIONS COMMENCED)
 TO DECEMBER 31, 1997
------------------------------------------------------------------


                                                            Dean Witter Variable Investment Series Portfolios
                                             -------------------------------------------------------------------------------------
                                                                                       Quality
                                                     Money      High                   Income                 Dividend
                                                     Market     Yield      Equity       Plus      Strategist  Growth     Utilities
                                             -------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ...................................... $    455    $    337    $    268    $    711    $    110    $  1,300   $     67
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk ...................      (78)        (17)       (100)        (68)         (5)       (160)        (3)
                                                 --------    --------    --------    --------    --------    --------   --------
           Net investment income (loss) ........      377         320         168         643         105       1,140         64

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales ........................   59,910          16         142         189           5         175          3
    Cost of investments sold ...................   59,910          16         143         188           5         174          3
                                                 --------    --------    --------    --------    --------    --------   --------
           Net realized gains (losses) .........       --          --          (1)          1          --           1         --

  Change in unrealized gains (losses) ..........       --          (1)      3,395         443         128       2,167        184
                                                 --------    --------    --------    --------    --------    --------   --------
           Net gains (losses) on investments ...       --          (1)      3,394         444         128       2,168        184
                                                 --------    --------    --------    --------    --------    --------   --------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ................................... $    377    $    319    $  3,562    $  1,087    $    233    $  3,308   $    248
                                                  =======     =======    ========    ========    ========    ========   ========

                                                             Dean Witter Variable Investment Series Portfolios
                                                 --------------------------------------------------------------------------------
                                                                            Global
                                                    European    Capital   Dividend   Pacific        Capital    Income
                                                    Growth      Growth     Growth    Growth      Appreciation  Builder     Total
                                                 --------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ...................................... $      --    $     --   $   104    $   --       $    --     $   --     $   3,352
Charges from Northbrook Life Insurance Company:
  Mortality and expense risk ...................       (23)         (4)      (21)       --            (11)       --          (490)
                                                 ---------    --------   -------    ---------    --------    --------   ---------
           Net investment income (loss) ........       (23)         (4)       83        --            (11)       --         2,862

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Realized gains (losses) from sales
   of investments:
    Proceeds from sales ........................        25           4        30        --             16        --        60,515
    Cost of investments sold ...................        26           4        30        --             17        --        60,516
                                                 ---------    --------   -------    ---------    --------    --------   ---------
           Net realized gains (losses) .........        (1)         --        --        --             (1)       --            (1)

  Change in unrealized gains (losses) ..........        47         620       (28)       --           (730)       --         6,225
                                                 ---------    --------   -------    ---------    --------    --------   ---------
           Net gains (losses) on investments ...        46         620       (28)       --           (731)       --         6,224
                                                 ---------    --------   -------    ---------    --------    --------   ---------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ................................... $      23    $    616   $    55    $   --       $   (742)   $   --     $   9,086
                                                 =========    ========   =======    =========    ========    ========   =========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM NOVEMBER 13, 1997 (DATE OPERATIONS COMMENCED)
 TO DECEMBER 31, 1997
------------------------------------------------------------------

                                                                     Dean Witter Variable Investment Series Portfolios
                                              -----------------------------------------------------------------------------------
                                                                                 Quality
                                                 Money      High                 Income                   Dividend
                                                 Market     Yield     Equity      Plus      Strategist     Growth     Utilities
                                              -----------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) ..............   $   377    $    320    $    168    $   643    $    105    $   1,140      $    64
Net realized gains (losses) ...............        --          --          (1)         1          --            1           --
Change in unrealized gains (losses) .......        --          (1)      3,395        443         128        2,167          184
                                              --------   --------    --------    -------    --------    ---------      -------
   Change in net assets resulting
     from operations ......................       377         319       3,562      1,087         233        3,308          248

FROM CAPITAL TRANSACTIONS
Deposits ..................................        --          --          --         --          --           --           --
Benefit payments ..........................        --          --          --         --          --           --           --
Payments on termination ...................        --          --          --         --          --           --           --
Contract charges ..........................       (209)       (40)       (252)      (131)        (19)        (410)          (9)
Transfers among the portfolios and
  with the general account - net ..........    137,894     30,278     154,703     71,628      17,146      257,086        8,573
                                              --------   --------    --------    -------    --------     --------      -------
   Change in net assets resulting from
     capital transactions .................    137,685     30,238     154,451     71,497      17,127      256,676        8,564
                                             ---------   --------    ------- -   -------    --------     --------      -------
INCREASE IN NET ASSETS ....................    138,062     30,557     158,013     72,584      17,360      259,984        8,812

NET ASSETS AT BEGINNING OF PERIOD .........        --          --          --         --          --           --           --

NET ASSETS AT END OF PERIOD ...............  $ 138,062    $30,557    $158,013    $72,584    $ 17,360     $259,984        8,812
                                             =========    =======    ========    =======    ========     ========      =======

Net asset value per unit at end of period    $   10.06    $ 10.16    $  10.47    $ 10.19    $  10.22     $  10.24      $ 11.15
                                             =========    =======    ========    =======    ========     ========      =======

Units outstanding at end of period ........     13,725      3,006      15,088      7,123       1,699       25,395          790
                                             =========    =======    ========    =======    ========     ========      =======


NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM NOVEMBER 13, 1997 (DATE OPERATIONS COMMENCED)
 TO DECEMBER 31, 1997  (CONT'D)
------------------------------------------------------------------

                                                                      Dean Witter Variable Investment Series Portfolios
                                             ------------------------------------------------------------------------------------
                                                                      Global
                                               European    Capital   Dividend    Pacific        Capital     Income
                                                 Growth    Growth     Growth      Growth     Appreciation   Builder    Total
                                             ------------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income (loss) ..............   $    (23)   $    (4)   $      83    $  --     $      (11)    $   --     $   2,862
Net realized gains (losses) ...............         (1)        --           --       --             (1)        --            (1)
Change in unrealized gains (losses) .......         47        620          (28)      --           (730)        --         6,225
                                              --------    -------    ---------    -------   ----------     --------   ---------
     Change in net assets resulting
        from operations ...................         23        616           55       --           (742)        --         9,086

FROM CAPITAL TRANSACTIONS
Deposits ..................................         --         --           --       --             --         --            --
Benefit payments ..........................         --         --           --       --             --         --            --
Payments on termination ...................         --         --           --       --             --         --            --
Contract charges ..........................        (48)       (20)         (81)      --            (28)        --        (1,247)
Transfers among the portfolios and
  with the general account - net ..........     35,507     13,760       54,810       --         20,000         --       801,385
                                              --------    -------    ---------    -------   ----------     --------   ---------
     Change in net assets resulting from
        capital transactions ..............     35,459     13,740       54,729       --         19,972         --       800,138
                                              --------  ---------    ---------    -------   ----------     --------   ---------

INCREASE IN NET ASSETS ....................     35,482     14,356       54,784       --         19,230         --       809,224

NET ASSETS AT BEGINNING OF PERIOD .........         --         --           --       --             --         --            --
                                              --------  ---------    ---------    -------   ----------     --------   ---------

NET ASSETS AT END OF PERIOD ...............   $ 35,482   $ 14,356    $  54,784    $  --     $   19,230     $   --     $ 809,224
                                              ========   ========    =========    =======   ==========     ========   =========

Net asset value per unit at end of period     $  10.26   $   9.43    $   10.17    $  --     $     9.63     $   --
                                              ========   ========    =========    =======   ==========     ========

Units outstanding at end of period ........      3,458      1,522        5,388       --          1,997         --
                                              ========   ========    =========    =======   ==========     ========

See notes to financial statements.

NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM NOVEMBER 13, 1997 (DATE OPERATIONS COMMENCED)
 TO DECEMBER 31, 1997
-----------------------------------------------------------------


1.   ORGANIZATION

     Northbrook Life Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Northbrook Life Insurance Company ("Northbrook Life"). The assets of the Account are legally segregated from those of Northbrook Life. Northbrook Life is wholly owned by Allstate Life Insurance Company, a wholly owned subsidiary of Allstate Insurance Company, which is a wholly owned subsidiary of The Allstate Corporation. The Account was established January 15, 1996, by resolution of the Board of Directors of Northbrook Life and began accepting policyholder deposits on November 13, 1997.

     Northbrook Life writes certain life insurance policies, the proceeds of which are invested at the direction of the policyholder. Policyholders invest in units of the portfolios comprising the Account, for which they bear all of the investment risk. The Account, in turn, invests in shares of the portfolios of the Dean Witter Variable Investment Series (the "Fund"). Northbrook Life provides administrative and insurance services to the Account for a fee.

     Dean Witter Reynolds Inc. ("Dean Witter"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., is the sole distributor of Northbrook Life's flexible premium deferred variable annuity contracts, single premium variable life policies, and certain single and flexible premium annuities. Dean Witter InterCapital Inc. ("InterCapital"), a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., is the investment manager for the Fund. InterCapital receives investment management fees from the Fund.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - Investments consist of shares in the portfolios of the Fund and are stated at fair value based on quoted market prices.

     Recognition of Investment Income - Investment income consists of dividends declared by the portfolios of the Fund and is recognized on the date of record.

     Realized Gains and Losses - Realized gains and losses represent the difference between the proceeds from sales of shares by the Account and the cost of such shares, which is determined on a weighted average basis.

     Policyholder Account Activity - Account activity is reflected in individual policyholder accounts on a daily basis.

     Federal Income Taxes - The Account is intended to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included with and taxed as a part of Northbrook Life. Northbrook Life is taxed as a life insurance company under the Code. Under current law, no federal income taxes are payable by the Account.

     Account Value - Certain calculations that could be made in the financial statements may differ from published amounts due to the truncation of actual Account values.

3.   MORTALITY AND EXPENSE RISK AND CONTRACT CHARGES

     Northbrook Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to .90% per annum of the daily net assets of the Account. Northbrook Life guarantees that the rate of this charge will not increase over the life of the contract.

     Northbrook Life deducts certain contract charges including cost of insurance, tax expense charges, and contract maintenance charges. The cost of insurance charge covers Northbrook Life's anticipated mortality costs for standard and substandard risks. The cost of insurance will not exceed the guaranteed cost of insurance as determined by the 1980 Commissioners Standard Mortality Table for standard risks. Substandard risks are charged a higher cost of insurance that will not exceed rates based on a multiple of the previously mentioned table. The multiple is based on the insured's substandard rating.

     Northbrook Life deducts monthly a tax expense charge equal to a rate of .40% per annum of policy value for the first 10 years of the policy to cover Northbrook Life's expenses for state and federal taxes relating to receipt of premium. Northbrook Life deducts a monthly administration fee equal to a rate of .25% per annum of policy value on a monthly basis to compensate Northbrook Life for administrative expenses incurred in the administration of the Account.

     For each year or portion of a year a contract is in effect, Northbrook Life deducts a fixed annual contract maintenance charge of $30 as reimbursement for expenses related to the maintenance of each contract and the Account. The amount of this charge is guaranteed not to increase over the life of the contract. This charge is waived if the total purchase payments are $40,000 or more on a contract anniversary.

4.   FINANCIAL INSTRUMENTS

     The investments of the Account are carried at fair value, based upon quoted market prices. Accrued contract charges are of a short-term nature. It is assumed that their carrying value approximates fair value.

5.   UNITS ISSUED AND REDEEMED

     Units issued and redeemed by the Account during 1997 were as follows:


                                                                  Dean Witter Variable Investment Series Portfolios
                                          ---------------------------------------------------------------------------------
                                                                              Quality
                                            Money       High                  Income                 Dividend
                                            Market      Yield      Equity      Plus    Strategist    Growth
                                          ---------------------------------------------------------------------------------

Units outstanding at beginning of period      --         --         --         --         --         --

  Unit activity during 1997:
    Issued .............................    19,718      3,010     15,956      7,144      1,701       26,306
    Redeemed ...........................    (5,993)        (4)      (868)       (21)        (2)        (911)
                                           -------     ------    -------     ------    -------     --------

Units outstanding at end of period .....    13,725      3,006     15,088      7,123      1,699       25,395
                                           =======     ======    =======     ======    =======     ========


                                                                Dean Witter Variable Investment Series Portfolios
                                          ---------------------------------------------------------------------------------
                                                                              Global
                                                      European     Capital   Dividend    Pacific      Capital       Income
                                          Utilities   Growth       Growth     Growth     Growth    Appreciation     Builder
                                          ---------------------------------------------------------------------------------

Units outstanding at beginning of period      --         --         --         --          --            --           --

  Unit activity during 1997:
    Issued .............................       791      3,462      1,524      6,245        --          2,000          --
    Redeemed ...........................        (1)        (4)        (2)      (857)       --             (3)         --
                                           -------     ------    -------    -------     -------     --------       ------
Units outstanding at end of period .....       790      3,458      1,522      5,388        --          1,997          --
                                           =======     ======    =======    =======     =======     ========       ======




Units relating to accrued contract charges are included in units redeemed.

                           PART II - OTHER INFORMATION



UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATIONS AS TO FEES AND CHARGES

Northbrook Life Insurance Company represents that the fees and charge deducted under the Modified Single Premium Variable Life Insurance Contract hereby registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Northbrook Life Insurance Company.

REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 ("Investment Company Act").

RULE 484 UNDERTAKING

The By-Laws of Northbrook Life Insurance Company ("Depositor") which are incorporated herein by reference as Exhibit 1 (A)(6)(b), provide that it will indemnify its officers and directors for certain damages and expenses that may be incurred in the performance of their duty to Depositor. No indemnification is provided, however, when such person is adjudged to be liable for negligence or misconduct in the performance of his or her duty, unless indemnification is deemed appropriate by the court upon application. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:
The Facing Sheet.
Reconciliation and tie between items in Form N-8B-2 and the Prospectus. The Prospectus consisting of 52 pages.
The Undertaking to File Reports.
Representations as to fees and charges.
Representations Pursuant to Rule 6e-3(T).
Rule 484 Undertaking.
The Signatures.
Written Consents of the following persons:

        (a)      Freedman, Levy, Kroll & Simonds
        (b)      Deloitte & Touche LLP

The following exhibits:
1. The following exhibits are required by Article IX, paragraph A of the instructions as to exhibits in Form N-8B-2:

          (1) Resolution of the Board of Directors of Northbrook Life Insurance Company authorizing establishment of the Variable Life Separate Account A.*

          (2)  Not Applicable.

          (3)  (a) Principal Underwriting Agreement.***
          (b)  Selling Agreement.***
          (c)  See Exhibit 1(A)(3)(b).
          (4)  Not Applicable.
          (5)  Specimen Contract.*

     (6)  (a)  Certificate  of   Incorporation   of  Northbrook  Life  Insurance
               Company.***
          (b)  By-laws of Northbrook Life Insurance Company.***
     (7)       Not Applicable.
     (8)       Participation Agreement.****
     (9)       Not Applicable.
     (10)      Form of Application for Contract.*
2.   Opinion of Counsel*
3. Financial Statements omitted from the prospectus pursuant to instruction 1(b) or 1(c)
          (1) Not Applicable
          (2) Not Applicable
4.   Not Applicable
5.   Not Applicable
6.   Powers of Attorney*
7.   Consents:
          (1)  Freedman, Levy, Kroll and Simonds**
          (2)  Deloitte & Touche LLP**

8.   Representations Pursuant to Rule 6e-3(T).*

9.   Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(3)(iii)*****

10.  Actuarial Opinion and Consent**

11.  Hypothetical Illustrations**

* Previously filed in Form S-6 Registration Statement No. 333-2057 dated April 11, 1997.
**   Filed herewith.
*** Incorporated by reference from Form N-4 Registration Statement No. 33-35412 dated December 31, 1996.
**** Incorporated by reference from Form N-4 Registration  Statement No. 2-82511 dated May 1, 1996.
*****Previously filed in Pre-effective  amendment No. 1 to Form S-6 Registration
     Statement No. 333-2057 dated August 22, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Act"), the registrant, Northbrook Life Variable Life Separate Account A, has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the Village of Northfield, and State of Illinois, on the 29th day of April 1998.


                NORTHBROOK LIFE VARIABLE LIFE SEPARATE ACCOUNT A
                                  (Registrant)

                        NORTHBROOK LIFE INSURANCE COMPANY
                                   (Depositor)

(SEAL)

Attest: /s/BRENDA D. SNEED                         By: /s/MICHAEL J. VELOTTA
--------------------------                         -------------------------
Brenda D. Sneed                                    Michael J. Velotta
Assistant Secretary                                Vice President, Secretary and
and Assistant General Counsel                      General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following Directors and Officers of Northbrook Life Insurance Company on the 29th day of April, 1998.


SIGNATURE                                      TITLE
---------                                      -----

*/LOUIS G. LOWER, II     Chairman of the Board And Chief Executive Officer
--------------------       (Principal Executive Officer)
Louis G. Lower, II

/s/MICHAEL J. VELOTTA    Vice President, Secretary, General Counsel and Director
---------------------
Michael J. Velotta

*/PETER H. HECKMAN       President, Chief Operating Officer and Director
------------------
Peter H. Heckman

*/JOHN R. HUNTER         Assistant Vice President and Director
----------------
John R. Hunter

*/KEVIN R. SLAWIN        Vice President and Director
-----------------          (Principal Financial Officer)
Kevin R. Slawin

*/CASEY J. SYLLA         Director and Chief Investment Officer
----------------
Casey J. Sylla

*/MARLA G. FRIEDMAN      Vice President
-------------------
Marla G. Friedman

*/KAREN C. GARDNER       Vice President
------------------
Karen C. Gardner

*/JAMES P. ZILS          Treasurer
---------------
James P. Zils

*/KEITH A. HAUSCHILDT    Assistant Vice President and Controller
---------------------      (Principal Accounting Officer)
Keith A. Hauschildt


*/   By Michael J. Velotta, pursuant to Power of Attorney previously filed.

                                  EXHIBIT LIST

The following exhibits are filed herewith:

Exhibit No.                        Description
-----------                        -----------
C. (7)(1)                          Consent of Attorneys
      (2)                          Consent of Independent Public Accountants
C. (10)                            Actuarial Opinion and Consent
   (11)                            Hypothetical Illustrations